Securities Act File No.  33-64457
Investment Company Act File No.  811-7435
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                    [X]


Pre-Effective Amendment No.                                   [ ]

Post-Effective Amendment No. 25                               [X]


and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                   [X]



Amendment No. 26                                     [X]



Smith Barney Allocation Series Inc.
(Formerly, Smith Barney Concert Allocation Series Inc.)
(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, NY 10004
 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 203-890-7046

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b)


XXX      on May 28, 2004 pursuant to paragraph (b) of Rule 485


         60 days after filing pursuant to paragraph (a)(i) of Rule 485 on (date) pursuant to paragraph (a)(i) of Rule 485

         75 days after filing pursuant to paragraph (a)(ii)of Rule 485 on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[PHOTO]


                                 SMITH BARNEY
                            ALLOCATION SERIES INC.


                                  PROSPECTUS


                                 MAY 28, 2004



                          CLASS A, B, C AND Y SHARES



  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

   The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Contents


Smith Barney Allocation Series Inc. ("Allocation Series") consists of 9 separate investment portfolios, each with its own investment objective and policies. This prospectus relates to 6 of those portfolios. Each portfolio offers different levels of potential return and involves different levels of risk.



               Investments, Risks and Performance             2
               -------------------------------------------------
                Global Portfolio                              3
               -------------------------------------------------
                High Growth Portfolio                         6
               -------------------------------------------------
                Growth Portfolio                              9
               -------------------------------------------------
                Balanced Portfolio                           12
               -------------------------------------------------
                Conservative Portfolio                       15
               -------------------------------------------------
                Income Portfolio                             18
               -------------------------------------------------

               More on the portfolios' investments           21
               -------------------------------------------------

               Investment strategies and related risks       23
               -------------------------------------------------

               Management                                    25
               -------------------------------------------------

               Choosing a class of shares to buy             27
               -------------------------------------------------

               Comparing the portfolios' classes             28
               -------------------------------------------------

               Sales charges                                 29
               -------------------------------------------------

               More about deferred sales charges             32
               -------------------------------------------------

               Buying shares                                 33
               -------------------------------------------------

               Exchanging shares                             34
               -------------------------------------------------

               Redeeming shares                              35
               -------------------------------------------------

               Other things to know about share transactions 36
               -------------------------------------------------

               Dividends, distributions and taxes            37
               -------------------------------------------------

               Share price                                   38
               -------------------------------------------------

               Financial highlights                          39
               -------------------------------------------------



        The Board of Directors of Allocation Series has approved, subject to shareholder approval, a proposed merger of the Global Portfolio into the High Growth Portfolio. See "Global Portfolio--Proposed merger" below. The Board of Directors has also approved certain changes in the allocations to the underlying funds in which the portfolios invest. See "About the portfolios--Recent developments" below.


                                      1


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Investments, Risks and Performance



About the portfolios


Each portfolio is a "fund of funds"--meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. These underlying mutual funds are open-end funds managed by the investment manager or its affiliates and have investment goals similar, but not identical to, those of the portfolios.


Each portfolio is managed as an asset allocation program with a Target Allocation and a Target Range.

  Target Allocation is the manager's initial strategic focus in allocating between equity funds and fixed income funds

  Target Range is the range in which the manager may vary from the Target Allocation

Investing primarily in other mutual funds presents special risks:

.. In addition to the portfolio's operating expenses, you will indirectly bear the operating expenses of the underlying funds. For instance, you will pay management fees of both the portfolio and the underlying funds

.. One underlying fund may buy the same securities that another underlying fund sells. You would indirectly bear the costs of these trades without accomplishing any investment purpose

.. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from transactions in shares of the underlying funds by a portfolio

You should know:

You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

An investment in any of the portfolios is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The underlying funds invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular portfolio. These unique risks are described in the portfolio summaries beginning on the next page.

Fixed Income Securities:

.. When interest rates go up, prices of fixed income securities go down

.. An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

.. An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities

.. Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security

Equity Securities:

.. Stock prices may decline generally

.. If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed


Recent developments



The Board of Directors of Allocation Series approved certain changes in the allocation to the underlying funds in which the portfolios of Allocation Series invest. The changes to each portfolio of Allocation Series are set forth in a supplement dated April 7, 2004, which was previously sent to the shareholders of Allocation Series and are reflected in this Prospectus. These changes will be implemented by the portfolio manager of Allocation Series gradually as market conditions warrant.




 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Proposed merger



On April 7, 2004, the Board of Directors of Allocation Series approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the Global Portfolio's assets and liabilities would be acquired by the High Growth Portfolio, in exchange for shares of the High Growth Portfolio. The Global Portfolio would then be liquidated and shares of the High Growth Portfolio would be distributed to Global Portfolio's shareholders.



If the Reorganization is completed, each Global Portfolio shareholder would become a shareholder of the High Growth Portfolio and would receive on a tax-free basis shares of the High Growth Portfolio with the same aggregate net asset value as their Global Portfolio shares. The Reorganization is subject to the completion of certain conditions, including the approval of the Global Portfolio's shareholders. Proxy materials describing the proposed Reorganization have been mailed to Global Portfolio shareholders in anticipation of a special meeting of shareholders to be held on July 14, 2004.



The Board of Directors also approved the closing of the Global Portfolio to purchases and incoming exchanges effective April 15, 2004, except in PAYCHEX and Citistreet 401(k) employee retirement or profit sharing plans. In addition, Global Portfolio will no longer honor requests for issuance of share certificates. As of April 28, 2004, PFS Distributors Inc. will no longer accept new purchase and incoming exchanges into the Global Portfolio. Citigroup Global Markets Inc. will continue to accept purchases and incoming exchanges in PAYCHEX until July 5, 2004 and will continue to accept purchases and incoming exchanges in Citistreet 401(k) employee retirement or profit sharing plans until July 22, 2004. Class B to Class A conversions will continue to occur as scheduled. Shareholders will continue to be permitted to exchange their shares of Global Portfolio for shares of other available Smith Barney Funds, or to redeem their shares of Global Portfolio, as provided in this Prospectus. For those Global Portfolio shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until July 22, 2004.



                                      3

Investment objective

Capital appreciation.

Principal investment strategies

The portfolio is a fund of funds. It invests in the Smith Barney global, international and U.S. equity funds listed below.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers the relative outlook for domestic and international equity markets, a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. The manager tends to emphasize a mix of underlying funds that together reflect a broad range of U.S. and international equity investments. The portfolio can invest in underlying funds that have a range of investment styles and focuses. Under normal market conditions, the portfolio allocates all of its assets to funds that invest primarily in equity securities.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                100%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                             80-100%
--------------------------------------------------------------------------------
Fixed Income Funds                                                         0-20%
--------------------------------------------------------------------------------


Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------


Smith Barney Hansberger Global Value Fund     0-40% Smith Barney Small Cap Core Fund, Inc.   0-20%
--------------------------------------------------------------------------------------------------
International All Cap Growth Portfolio        0-40% Smith Barney Mid Cap Core Fund           0-15%
--------------------------------------------------------------------------------------------------
Cash Portfolio                                0-20% Smith Barney Small Cap Growth Fund       0-15%
--------------------------------------------------------------------------------------------------
Large Cap Value Fund                          0-20% Smith Barney Small Cap Value Fund        0-15%
--------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.      0-20% Smith Barney Appreciation Fund Inc.      0-10%
--------------------------------------------------------------------------------------------------
SB Growth and Income Fund                     0-20% Smith Barney Fundamental Value Fund Inc. 0-10%
--------------------------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth Fund 0-20%
--------------------------------------------------------------------------------------------------




 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Global Portfolio

Portfolio performance
--------------------------------------------------------------------------------


This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. The table compares the average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Russell 2000 Index (Russell 2000), a broad-based unmanaged capitalization weighted index of small capitalization companies; the Morgan Stanley Capital International EAFE Index (MSCI EAFE), a broad-based unmanaged index of foreign stocks; and the Morgan Stanley Emerging Markets Index (MSCI Em), a broad-based unmanaged index of emerging market companies with an average capitalization of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


Quarterly returns: Highest: 22.76% in 4th quarter, 1999; Lowest: (19.35)% in 3rd quarter, 2002


Year-to-date: (3.44)% (through 3/31/04)


Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                    [CHART]

% Total Returns

 1999     2000      2001      2002      2003
------  --------  --------   ------    ------
33.62%  (15.69)%  (15.93)%  (21.86)%   33.99%

Calendar years ended December 31

 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

                                      4



Principal risks of investing in the portfolio

Your investment in the portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in these securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:



.. An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. Investments in foreign securities may also be less liquid and there may be less information available about them. These risks are heightened for investments in emerging markets

.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

Who may want to invest

The portfolio may be an appropriate investment if you:

.. Are an aggressive investor seeking capital appreciation

.. Currently have exposure to fixed income investments and less volatile equity investments and wish to broaden your investment portfolio

.. Are willing to accept the risks of the stock market and the special risks of investing in foreign securities, including those of emerging markets

.. Have a long-term time horizon and no need for current income

Fee table
--------------------------------------------------------------------------------

The table sets forth the fees and expenses you may pay if you invest in shares of the portfolio.


Based on the expense ratios of underlying Smith Barney funds in which the Global portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 2.41%, Class B 3.27%, Class C 2.92% and Class Y 1.45%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.




Shareholder fees (fees paid directly from your investment) Class A Class B Class C Class Y***
---------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                               5.00%    None    None     None
---------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a % of the
   lower of net asset value at purchase or redemption)       None*  5.00%   1.00%     None
---------------------------------------------------------------------------------------------
   Annual fund operating expenses**
   (expenses deducted from portfolio assets)
---------------------------------------------------------------------------------------------
   Management fee                                           0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                    0.25%   1.00%   1.00%       --
---------------------------------------------------------------------------------------------
   Other expenses                                           1.06%   1.17%   0.82%    0.35%
---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                     1.51%   2.37%   2.02%    0.55%
---------------------------------------------------------------------------------------------

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

 ** Actual fund operating expenses have been capped at 0.80% for Class A, 1.55% for Classes B and C, and 0.55% for Class Y and reflect voluntary fee waivers and/or expense reimbursements of 0.71%, 0.82% and 0.47% for Classes A, B and C, respectively. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.



Example
--------------------------------------------------------------------------------

The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.


Number of years you own your shares            1 year* 3 years* 5 years* 10 years*
----------------------------------------------------------------------------------
Class A (with or without redemption)            $732     $1,214   $1,721  $3,109
----------------------------------------------------------------------------------
Class B (assuming redemption at end of period)   830      1,307    1,807   3,371**
----------------------------------------------------------------------------------
Class B (assuming no redemption)                 330      1,007    1,707   3,371**
----------------------------------------------------------------------------------
Class C (assuming redemption at end of period)   395        904    1,538   3,242
----------------------------------------------------------------------------------
Class C (assuming no redemption)                 295        904    1,538   3,242
----------------------------------------------------------------------------------
Class Y (with or without redemption)             148        459      792   1,735
----------------------------------------------------------------------------------

 *The example assumes:

 . You invest $10,000 for the periods shown

 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge
 . The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
 . The expenses of the underlying Smith Barney funds are reflected
**Assumes conversion to Class A shares approximately eight years after purchase.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

                                      5

Risk return table
--------------------------------------------------------------------------------

This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.

Comparative
performance


This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500, Russell 2000, MSCI EAFE and MSCI Em.



Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                                1 year 5 years  Since Inception Inception Date
----------------------------------------------------------------------------------------------
                                                                                    3/9/98
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
Return Before Taxes                             27.22%  (1.19)%      (1.60)%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)          27.22%  (1.78)%      (2.13)%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares(1)                                  17.70%  (1.20)%      (1.54)%
----------------------------------------------------------------------------------------------
Other Classes Before Taxes
----------------------------------------------------------------------------------------------
Class B                                         28.14%  (1.08)%      (1.46)%
----------------------------------------------------------------------------------------------
Class C(2)                                      32.14%  (0.89)%      (1.46)%
----------------------------------------------------------------------------------------------
Class Y **                                        N/A     N/A          N/A
----------------------------------------------------------------------------------------------
INDICES
----------------------------------------------------------------------------------------------
S&P 500                                         28.67%  (0.57)%       8.67%           *
----------------------------------------------------------------------------------------------
Russell 2000                                    47.25%   7.13%        4.66%           *
----------------------------------------------------------------------------------------------
MSCI EAFE                                       38.59%  (0.05)%       0.48%           *
----------------------------------------------------------------------------------------------
MSCI Em                                         55.82%  10.40%         N/A            *
----------------------------------------------------------------------------------------------

 *Index comparison begins on March 9, 1998. Index performance reflects no deduction for fees, expenses or taxes.
**There were no outstanding Class Y shares for the last fiscal year.

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

High Growth Portfolio


Investment objective

Capital appreciation.

Principal investment strategies

The portfolio is a fund of funds. It invests in the Smith Barney mutual funds listed below, which are primarily equity funds.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. The manager tends to emphasize underlying funds that focus on smaller cap, higher growth companies. However, the portfolio can invest in underlying funds that have a range of investment styles and focuses, including large cap, international, emerging markets and high yield (Smith Barney High Income Fund) funds. The portfolio also allocates a portion of its assets to underlying funds that primarily invest in debt securities.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                 90%
--------------------------------------------------------------------------------
Fixed Income Funds                                                           10%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                             80-100%
--------------------------------------------------------------------------------
Fixed Income Funds                                                         0-20%
--------------------------------------------------------------------------------

Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------


Smith Barney Aggressive Growth Fund Inc.      5-30% SB Growth and Income Fund               0-20%
-------------------------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth Fund 0-35% Smith Barney High Income Fund           0-20%
-------------------------------------------------------------------------------------------------
Large Cap Value Fund                          0-30% Global Government Bond Portfolio        0-15%
-------------------------------------------------------------------------------------------------
Smith Barney Small Cap Core Fund, Inc.        0-25% Smith Barney Government Securities Fund 0-15%
-------------------------------------------------------------------------------------------------
International All Cap Growth Portfolio        0-25% Smith Barney Investment Grade Bond Fund 0-15%
-------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Value Fund     0-25% Smith Barney Small Cap Value Fund       0-15%
-------------------------------------------------------------------------------------------------
Cash Portfolio                                0-20% Smith Barney Mid Cap Core Fund          0-15%
-------------------------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.           0-20% Smith Barney Small Cap Growth Fund      0-15%
-------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.      0-20%
-------------------------------------------------------------------------------------------------




Principal risks of investing in the portfolio


Your investment in the portfolio is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. The principal risks associated with investing in equity securities and fixed income securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:




.. Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor with investors and may experience greater volatility, as well as greater potential for gain or loss

.. An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. Investments in foreign securities may also be less liquid and there may be less information available about them. These risks are heightened for investments in emerging markets

.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

Who may want to invest

The portfolio may be an appropriate investment if you:

.. Currently have exposure to fixed income investments and less volatile equity investments and wish to broaden your investment portfolio

.. Are willing to accept the risks of the stock market

.. Have a long-term time horizon and no need for current income


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Portfolio performance
--------------------------------------------------------------------------------


This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. The table compares the average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Russell 2000 Index (Russell 2000), a broad-based unmanaged capitalization weighted index of small capitalization companies; the Morgan Stanley Capital International EAFE Index (MSCI EAFE), a broad-based unmanaged index of foreign stocks; and the Citigroup High Yield Market Index (High Yield), a broad-based unmanaged index of high yield securities. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


Quarterly returns: Highest: 22.13% in 4th quarter 1998; Lowest: (18.84)% in 3rd quarter 2001


Year-to-date: (3.19)% (through 3/31/04)


Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------



                                    [CHART]

% Total Returns

 1997    1998    1999    2000      2001      2002       2003
------  ------  ------  -------  --------  --------   --------
12.46%  15.52%  27.46%  (6.72)%  (11.84)%  (23.99)%    36.33%

Calendar years ended December 31



Risk return table
--------------------------------------------------------------------------------
This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.

Comparative
performance

This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500, Russell 2000, MSCI EAFE and High Yield.


Average Annual Total Returns (for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                                1 year 5 years  Since Inception Inception Date
----------------------------------------------------------------------------------------------
                                                                                    2/5/96
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
Return Before Taxes                             29.48%   0.63%       4.59%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)          29.48%  (0.41)%      3.55%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares(1)                                  19.16%   0.10%       3.49%
----------------------------------------------------------------------------------------------
Other Classes Before Taxes
----------------------------------------------------------------------------------------------
Class B                                         30.45%   0.74%       4.46%
----------------------------------------------------------------------------------------------
Class C(2)                                      34.45%   0.96%       4.50%
----------------------------------------------------------------------------------------------
Class Y ***                                       N/A     N/A         N/A
----------------------------------------------------------------------------------------------
INDICES
----------------------------------------------------------------------------------------------
S&P 500                                         28.67%  (0.57)%      6.72%            *
----------------------------------------------------------------------------------------------
Russell 2000                                    47.25%   7.13%       8.77%            *
----------------------------------------------------------------------------------------------
MSCI EAFE                                       38.59%  (0.05)%      3.22%            *
----------------------------------------------------------------------------------------------
High Yield                                      30.62%   5.41%       5.09%            **
----------------------------------------------------------------------------------------------

 * Index comparison begins on February 5, 1996. Index performance reflects no deduction for fees, expenses or taxes.
 ** Index comparison begins on February 29, 1996. Index performance reflects no deduction for fees, expenses or taxes.
***  There were no outstanding Class Y shares for the last fiscal year.

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Fee table
--------------------------------------------------------------------------------

The table sets forth the fees and expenses you may pay if you invest in shares of the portfolio.


Based on the expense ratios of underlying Smith Barney funds in which the High Growth portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 1.96%, Class B 2.63%, Class C 2.11% and Class Y 1.36%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.



Shareholder fees (fees paid directly from your investment) Class A Class B Class C Class Y***
---------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                               5.00%    None    None     None
---------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a % of the
   lower of net asset value at purchase or redemption)       None*  5.00%   1.00%     None
---------------------------------------------------------------------------------------------
   Annual fund operating expenses**
   (expenses deducted from portfolio assets)
---------------------------------------------------------------------------------------------
   Management fee                                           0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                    0.25%   1.00%   1.00%       --
---------------------------------------------------------------------------------------------
   Other expenses                                           0.70%   0.62%   0.10%    0.35%
---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                     1.15%   1.82%   1.30%    0.55%
---------------------------------------------------------------------------------------------

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

** Actual fund operating expenses have been capped at 0.80% for Class A, 1.55% for Classes B and C, and 0.55% for Class Y and reflect voluntary fee waivers and expense reimbursements of 0.35% and 0.27% for Classes A and B, respectively. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.

Example
--------------------------------------------------------------------------------

The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares            1 year* 3 years* 5 years* 10 years*
----------------------------------------------------------------------------------
Class A (with or without redemption)            $689    $1,085   $1,504   $2,671
----------------------------------------------------------------------------------
Class B (assuming redemption at end of period)   766     1,117    1,495    2,801**
----------------------------------------------------------------------------------
Class B (assuming no redemption)                 266       817    1,395    2,801**
----------------------------------------------------------------------------------
Class C (assuming redemption at end of period)   314       661    1,134    2,441
----------------------------------------------------------------------------------
Class C (assuming no redemption)                 214       661    1,134    2,441
----------------------------------------------------------------------------------
Class Y (with or without redemption)             138       431      745    1,635
----------------------------------------------------------------------------------

* The example assumes:

.. You invest $10,000 for the periods shown

.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge
.. The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
.. The expenses of the underlying Smith Barney funds are reflected
**Assumes conversion to Class A shares approximately eight years after purchase.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Growth Portfolio


Investment objective

Long-term growth of capital.

Principal investment strategies

The portfolio is a fund of funds. It invests in the Smith Barney mutual funds listed below, which are primarily equity funds.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the equity markets in general, and, to a lesser degree, the bond markets, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. The manager tends to emphasize underlying funds that focus upon larger capitalization companies. However, the portfolio can invest in underlying funds that have a range of investment styles and focuses, including small cap, international and high yield (Smith Barney High Income Fund) funds. The portfolio also allocates a significant portion of its assets to underlying funds that primarily invest in a broad range of debt securities to help reduce volatility.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                 70%
--------------------------------------------------------------------------------
Fixed Income Funds                                                           30%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                              60-80%
--------------------------------------------------------------------------------
Fixed Income Funds                                                        20-40%
--------------------------------------------------------------------------------

Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------


Smith Barney High Income Fund                 5-20% Smith Barney Small Cap Core Fund, Inc.             0-20%
------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.           0-30% Global Government Bond Portfolio                   0-15%
------------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.      0-30% Smith Barney Short-Term Investment Grade Bond Fund 0-15%
------------------------------------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth Fund 0-30% Smith Barney Aggressive Growth Fund Inc.           0-15%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                          0-30% Smith Barney Investment Grade Bond Fund            0-15%
------------------------------------------------------------------------------------------------------------
Cash Portfolio                                0-20% Smith Barney Managed Governments Fund Inc.         0-15%
------------------------------------------------------------------------------------------------------------
Smith Barney Government Securities Fund       0-20% Smith Barney Small Cap Value Fund                  0-10%
------------------------------------------------------------------------------------------------------------
SB Growth and Income Fund                     0-20% Smith Barney Mid Cap Core Fund                     0-10%
------------------------------------------------------------------------------------------------------------
International All Cap Growth Portfolio        0-20% Smith Barney Small Cap Growth Fund                 0-10%
------------------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Value Fund     0-20%
------------------------------------------------------------------------------------------------------------




Principal risks of investing in the portfolio


Your investment in the portfolio is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. The principal risks associated with investing in equity securities and fixed income securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:




.. An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. Investments in foreign securities may also be less liquid and there may be less information available about them. These risks are heightened for investments in emerging markets

.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

.. Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor and may experience greater volatility, as well as greater potential for gain or loss

.. When interest rates go up, prices of fixed income securities go down

Who may want to invest

The portfolio may be an appropriate investment if you:

.. Are seeking growth of capital

.. Are willing to accept the risks of the stock market, although lessened through greater exposure to fixed income securities than the High Growth Portfolio

.. Have a long-term time horizon and no need for current income


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Portfolio performance
--------------------------------------------------------------------------------

This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. The table compares the average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Russell 2000 Index (Russell 2000), a broad-based unmanaged capitalization weighted index of small capitalization companies; the Morgan Stanley Capital International EAFE Index (MSCI EAFE), a broad-based unmanaged index of foreign stocks; and the Lehman Brothers Government/Credit Bond Index (Lehman), a broad-based index of government and corporate fixed-rate debt issues. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


Quarterly returns: Highest: 15.29% in 4th quarter 1998; Lowest: (14.37)% in 3rd quarter 2001


Year-to-date: (2.46)% (through 3/31/04)


Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                    [CHART]

% Total Returns

 1997    1998    1999    2000     2001      2002       2003
------  ------  ------  -------  -------  --------   --------
14.68%  13.61%  17.23%  (4.83)%  (10.07)% (18.34)%    28.99%

Calendar years ended December 31

Risk return table
--------------------------------------------------------------------------------

This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.

Comparative performance

This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500 Index, Russell 2000, MSCI EAFE and Lehman.

Average Annual Total Returns (for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------
                                                1 year  5 years   Since Inception Inception Date
------------------------------------------------------------------------------------------------
                                                                                      2/5/96
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
Return Before Taxes                              22.52%    0.08%       4.41%
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)           22.07%   (1.40)%      2.90%
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares(1)                                   14.64%   (0.62)%      3.05%
------------------------------------------------------------------------------------------------
Other Classes Before Taxes
------------------------------------------------------------------------------------------------
Class B                                          22.93%    0.20%       4.31%
------------------------------------------------------------------------------------------------
Class C(2)                                       27.11%    0.39%       4.34%
------------------------------------------------------------------------------------------------
Class Y ***                                        N/A      N/A         N/A
------------------------------------------------------------------------------------------------
INDICES
------------------------------------------------------------------------------------------------
S&P 500                                          28.62%   (0.57)%      8.67%            *
------------------------------------------------------------------------------------------------
Russell 2000                                     47.25%    7.13%       8.77%            *
------------------------------------------------------------------------------------------------
MSCI EAFE                                        38.59%   (0.05)%      3.22%            *
------------------------------------------------------------------------------------------------
Lehman                                            4.67%    6.66%       7.27%            **
------------------------------------------------------------------------------------------------

* Index comparison begins on February 5, 1996. Index performance reflects no deduction for fees, expenses or taxes.
** Index comparison begins on February 29, 1996. Index performance reflects no deduction for fees, expenses or taxes.

***   There were no outstanding Class Y shares for the last fiscal year.


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Fee table
--------------------------------------------------------------------------------
The table sets forth the fees and expenses you may pay if you invest in shares of the portfolio.


Based on the expense ratios of underlying Smith Barney funds in which the Growth portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 1.68%, Class B 2.35%, Class C 2.13% and Class Y 1.30%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.



Shareholder fees (fees paid directly from your investment) Class A Class B Class C Class Y***
---------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                               5.00%    None    None     None
---------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a % of the
   lower of net asset value at purchase or redemption)       None*  5.00%   1.00%     None
---------------------------------------------------------------------------------------------
Annual fund operating expenses**
(expenses deducted from portfolio assets)
---------------------------------------------------------------------------------------------
   Management fee                                           0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                    0.25%   1.00%   1.00%       --
---------------------------------------------------------------------------------------------
   Other expenses                                           0.48%   0.40%   0.18%    0.35%
---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                     0.93%   1.60%   1.38%    0.55%
---------------------------------------------------------------------------------------------

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

** Actual fund operating expenses have been capped at 0.80% for Class A, 1.55% for Classes B and C, and 0.55% for Class Y and reflect voluntary fee waivers and/or expense reimbursements of 0.13% and 0.05% for Classes A and B, respectively. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.


Example
--------------------------------------------------------------------------------
The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.


Number of years you own your shares            1 year* 3 years* 5 years* 10 years*
----------------------------------------------------------------------------------
Class A (with or without redemption)            $662    $1,003   $1,367   $2,388
----------------------------------------------------------------------------------
Class B (assuming redemption at end of period)   738     1,033    1,355    2,519**
----------------------------------------------------------------------------------
Class B (assuming no redemption)                 238       733    1,255    2,519**
----------------------------------------------------------------------------------
Class C (assuming redemption at end of period)   316       667    1,144    2,462
----------------------------------------------------------------------------------
Class C (assuming no redemption)                 216       667    1,144    2,462
----------------------------------------------------------------------------------
Class Y (with or without redemption)             132       412      713    1,568
----------------------------------------------------------------------------------

* The example assumes:

.. You invest $10,000 for the periods shown

.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge
.. The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
.. The expenses of the underlying Smith Barney funds are reflected
**Assumes conversion to Class A shares approximately eight years after purchase.

 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Balanced Portfolio

Investment objective

Balance of growth of capital and income.

Principal investment strategies

The portfolio is a fund of funds. It invests in the Smith Barney equity and fixed income funds listed below.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. In selecting equity funds, the manager tends to emphasize underlying funds that focus upon established large-capitalization U.S. stocks. The portfolio's fixed income funds mainly invest in U.S. government and agency securities and mortgage-backed securities. However, the portfolio can invest in underlying funds that have a range of investment styles and focuses.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                 50%
--------------------------------------------------------------------------------
Fixed Income Funds                                                           50%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                              40-60%
--------------------------------------------------------------------------------
Fixed Income Funds                                                        40-60%
--------------------------------------------------------------------------------

Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------

Smith Barney Diversified Strategic Income Fund     5-25% Smith Barney Fundamental Value Fund Inc.      0-20%
------------------------------------------------------------------------------------------------------------
SB Convertible Fund                                5-20% Smith Barney Government Securities Fund       0-20%
------------------------------------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.         5-20% Global Government Bond Portfolio              0-15%
------------------------------------------------------------------------------------------------------------
SB Capital and Income Fund                         0-20% Smith Barney High Income Fund                 0-15%
------------------------------------------------------------------------------------------------------------
Cash Portfolio                                     0-25% Smith Barney Large Capitalization Growth Fund 0-15%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                               0-20% Smith Barney Small Cap Core Fund, Inc.        0-15%
------------------------------------------------------------------------------------------------------------
SB Growth and Income Fund                          0-20% International All Cap Growth Portfolio        0-15%
------------------------------------------------------------------------------------------------------------
Smith Barney Short-Term Investment Grade Bond Fund 0-20% Smith Barney Hansberger Global Value Fund     0-15%
------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                0-20%
------------------------------------------------------------------------------------------------------------


Principal risks of investing in the portfolio

Your investment in the portfolio is subject to the risks associated with investing in both fixed income securities and equity securities generally. The principal risks associated with investing in these securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:



.. An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. Investments in foreign securities may also be less liquid and there may be less information available about them. These risks are heightened for investments in emerging markets

.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong



Who may want to invest

The portfolio may be an appropriate investment if you:

.. Are willing to sacrifice some growth potential for less volatility

.. Are willing to accept the risks of the stock market

.. Have a long-term time horizon


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Portfolio performance
--------------------------------------------------------------------------------


This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. The table compares the average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Lehman Brothers Government/Credit Bond Index (Lehman), a broad-based index of government and corporate fixed-rate debt issues; the Citigroup One-Year U.S. Treasury Bill Index (T-Bill) consisting of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity; and the Citigroup World Government Bond Index (World Bond), a market capitalization-weighted index that tracks the performance of the government bond markets of 14 countries. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.



Quarterly returns: Highest: 9.24% in 2nd quarter 2003; Lowest: (7.30)% in 3rd quarter 2002



Year-to-date: (2.08)% (through 3/31/04)


Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                    [CHART]

% Total Returns

 1997   1998   1999   2000    2001     2002     2003
------  -----  -----  -----  -------  -------  ------
12.78%  8.84%  7.35%  4.68%  (1.41)%  (7.51)%  19.46%

Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------


This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.

Comparative
performance
This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500, Lehman, T-Bill and World Bond.


Average Annual Total Returns (for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                     1 year  5 years   Since Inception Inception Date
-----------------------------------------------------------------------------------------------------
Class A                                                                                    2/5/96
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                   13.49%    3.06%       5.75%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                12.53%    1.11%       3.71%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares(1)                                              8.71%    1.54%       3.79%
-----------------------------------------------------------------------------------------------------
Other Classes Before Taxes
-----------------------------------------------------------------------------------------------------
Class B                                               13.38%    3.19%       5.64%
-----------------------------------------------------------------------------------------------------
Class C(2)                                            17.64%    3.40%       5.67%
-----------------------------------------------------------------------------------------------------
Class Y ***                                             N/A      N/A         N/A
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
INDICES
-----------------------------------------------------------------------------------------------------
S&P 500                                               28.67%   (0.57)%      8.67%            *
-----------------------------------------------------------------------------------------------------
Lehman                                                 4.67%    6.66%       7.27%            **
-----------------------------------------------------------------------------------------------------
T-Bill                                                 1.47%    4.61%       5.07%            *
-----------------------------------------------------------------------------------------------------
World Bond                                            14.91%    5.74%       6.10%            *
-----------------------------------------------------------------------------------------------------


  * Index comparison begins on February 5, 1996. Index performance reflects no deduction for fees, expenses or taxes.

 ** Index comparison begins on February 29, 1996. Index performance reflects no deduction for fees, expenses or taxes.
***  There were no outstanding Class Y shares for the last fiscal year.

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

*

Fee table
--------------------------------------------------------------------------------
The table sets forth the fees and expenses you may pay if you invest in shares of the portfolio.


Based on the expense ratios of underlying Smith Barney funds in which the Balanced portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 1.47%, Class B 2.24%, Class C 2.19% and Class Y 1.26%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.


Shareholder fees (fees paid directly from your investment) Class A Class B Class C Class Y***
---------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                               5.00%    None    None     None
---------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a % of the
   lower of net asset value at purchase or redemption)       None*  5.00%   1.00%     None
---------------------------------------------------------------------------------------------
Annual fund operating expenses**
(expenses deducted from portfolio assets)
---------------------------------------------------------------------------------------------
   Management fee                                           0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                    0.25%   1.00%   1.00%       --
---------------------------------------------------------------------------------------------
   Other expenses                                           0.31%   0.33%   0.28%    0.35%
---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                     0.76%   1.53%   1.48%    0.55%
---------------------------------------------------------------------------------------------

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

 ** Actual fund operating expenses have been capped at 0.80% for Class A, 1.55% for Classes B and C, and 0.55% for Class Y. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.


Example
--------------------------------------------------------------------------------
The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares*           1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------
Class A (with or without redemption)            $642  $  942  $1,263   $2,170
-------------------------------------------------------------------------------
Class B (assuming redemption at end of period)   727   1,000   1,300    2,381**
-------------------------------------------------------------------------------
Class B (assuming no redemption)                 227     700   1,200    2,381**
-------------------------------------------------------------------------------
Class C (assuming redemption at end of period)   322     685   1,175    2,524
-------------------------------------------------------------------------------
Class C (assuming no redemption)                 222     685   1,175    2,524
-------------------------------------------------------------------------------
Class Y (with or without redemption)             128     400     692    1,523
-------------------------------------------------------------------------------

* The example assumes:

.. You invest $10,000 for the periods shown

.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge
.. The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
.. The expenses of the underlying Smith Barney funds are reflected
**Assumes conversion to Class A shares approximately eight years after purchase.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Conservative Portfolio


Investment objective

Primary: Income. Secondary: Long-term growth of capital.

Principal investment strategies

The portfolio is a fund of funds. It invests primarily in the Smith Barney funds listed below that focus on taxable fixed income securities and stocks of U.S. large capitalization companies.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the different sectors of the bond market and, to a lesser degree, the equities markets. In assessing the bond markets, the manager considers a broad range of economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. The portfolio's fixed income funds mainly invest in U.S. government and agency securities and mortgage-backed securities. In selecting equity funds, the manager tends to emphasize underlying funds that focus upon large capitalization stocks. However, the portfolio can invest in underlying funds that have a range of investment styles and focuses.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                 30%
--------------------------------------------------------------------------------
Fixed Income Funds                                                           70%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                              20-40%
--------------------------------------------------------------------------------
Fixed Income Funds                                                        60-80%
--------------------------------------------------------------------------------

Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------

Smith Barney Diversified Strategic Income Fund 10-30% Smith Barney Short-Term Investment Grade Bond Fund 0-20%
--------------------------------------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.      5-25% Smith Barney High Income Fund                      0-20%
--------------------------------------------------------------------------------------------------------------
Smith Barney Government Securities Fund         5-20% Smith Barney Appreciation Fund Inc.                0-15%
--------------------------------------------------------------------------------------------------------------
SB Convertible Fund                             5-15% Smith Barney Fundamental Value Fund Inc.           0-15%
--------------------------------------------------------------------------------------------------------------
Cash Portfolio                                  0-30% SB Growth and Income Fund                          0-15%
--------------------------------------------------------------------------------------------------------------
SB Capital and Income Fund                      0-25% International All Cap Growth Portfolio             0-10%
--------------------------------------------------------------------------------------------------------------
Global Government Bond Portfolio                0-20% Smith Barney Hansberger Global Value Fund          0-10%
--------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                            0-20%
--------------------------------------------------------------------------------------------------------------


Principal risks of investing in the portfolio

Your investment in the portfolio is subject to the risks associated with investing in fixed income securities and, to a lesser degree, equity securities generally. The principal risks associated with investing in these securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:



.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong





Who may want to invest

The portfolio may be an appropriate investment if you:

.. Are seeking income, but also some long-term growth of capital to help offset the loss of purchasing power because of inflation

.. Are a conservative investor willing to sacrifice some growth potential in exchange for less (but not zero) volatility


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Portfolio performance
--------------------------------------------------------------------------------


This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. This table compares the before and after tax average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Lehman Government/Credit Bond Index (Lehman), a broad-based index of fixed income securities; the Citigroup High Yield Market Index (High Yield), a broad based unmanaged index of high yield securities; and the Citigroup One-Year U.S. Treasury Bill Index (T-bill), consisting of a single 1-Year U.S. Treasury bill whose return is tracked until maturity. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


Quarterly returns: Highest: 7.28% in 2nd quarter 2003; Lowest: (4.07)% in 3rd quarter 2002


Year-to-date: 1.61% (through 3/31/04)

Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                    [CHART]

% Total Returns

 1997   1998   1999   2000   2001     2002     2003
------  -----  -----  -----  -----   ------   ------
11.81%  6.02%  3.98%  4.04%  1.10%  (2.66)%   16.76%

Calendar years ended December 31



Risk return table
--------------------------------------------------------------------------------

This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.

Comparative
performance
This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500, Lehman, High Yield and T-Bill.

Average Annual Total Returns (for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                     1 year  5 years   Since Inception  Inception Date
------------------------------------------------------------------------------------------------------
                                                                                            2/5/96
------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------
Return Before Taxes                                   11.47%    3.50%       5.39%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                10.11%    1.41%       3.11%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares(1)                                              7.40%    1.70%       3.22%
------------------------------------------------------------------------------------------------------
Other Classes Before Taxes
------------------------------------------------------------------------------------------------------
Class B                                               11.54%    3.74%       5.46%
------------------------------------------------------------------------------------------------------
Class C(2)                                            15.03%    3.96%       5.52%
------------------------------------------------------------------------------------------------------
Class Y ***                                            N/A      N/A          N/A
------------------------------------------------------------------------------------------------------
INDICES
------------------------------------------------------------------------------------------------------
S&P 500                                               28.67%   (0.57)%      8.67%             *
------------------------------------------------------------------------------------------------------
Lehman                                                 4.67%    6.66%       7.27%             **
------------------------------------------------------------------------------------------------------
T-Bill                                                 1.47%    4.61%       5.07%             *
------------------------------------------------------------------------------------------------------
High Yield                                            30.62%    5.41%       6.72%             *
------------------------------------------------------------------------------------------------------

 *Index comparison begins on February 5, 1996. Index performance reflects no deduction for fees, expenses or taxes.
 **Index comparison begins on February 29, 1996. Index performance reflects no deduction for fees, expenses or taxes.
***There were no outstanding Class Y shares for the last fiscal year.

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Fee table
--------------------------------------------------------------------------------

The table sets forth the fees and expenses you may pay if you invest in shares of the portfolio.


Based on expense ratios of underlying Smith Barney funds in which the Conservative portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 1.46%, Class B 1.99%, Class C 2.06% and Class Y 1.27%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.



Shareholder fees (fees paid directly from your
investment)                                    Class A Class B Class C Class Y***
---------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases
  (as a % of offering price)                     4.50%    None    None     None
---------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a % of the lower of net asset value at
  purchase or redemption)                        None*   4.50%   1.00%     None
---------------------------------------------------------------------------------
Annual fund operating expenses**
(expenses deducted from portfolio assets)
---------------------------------------------------------------------------------
  Management fee                                 0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------
  Distribution and service (12b-1) fees          0.25%   0.75%   0.70%       --
---------------------------------------------------------------------------------
  Other expenses                                 0.29%   0.32%   0.44%    0.35%
---------------------------------------------------------------------------------
  Total annual fund operating expenses           0.74%   1.27%   1.34%    0.55%
---------------------------------------------------------------------------------

 * You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

 ** Actual fund operating expenses have been capped at 0.80% for Class A, 1.30% for Class B, 1.25% for Class C and 0.55% for Class Y and reflect voluntary fee waivers and expense reimbursements of 0.09% for Class C. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.


Example
--------------------------------------------------------------------------------
The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.


Number of years you own your shares*           1 year 3 years 5 years 10 years
-------------------------------------------------------------------------------
Class A (with or without redemption)            $592   $891    $1,212  $2,118
-------------------------------------------------------------------------------
Class B (assuming redemption at end of period)  652    924      1,173   2,180**
-------------------------------------------------------------------------------
Class B (assuming no redemption)                202    624      1,073   2,180**
-------------------------------------------------------------------------------
Class C (assuming redemption at end of period)  309    646      1,108   2,390
-------------------------------------------------------------------------------
Class C (assuming no redemption)                209    646      1,108   2,390
-------------------------------------------------------------------------------
Class Y (with or without redemption)            129    403        697   1,534
-------------------------------------------------------------------------------

 * The example assumes:

.. You invest $10,000 for the periods shown

.. Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
.. The expenses of the underlying Smith Barney funds are reflected
** Assumes conversion to Class A shares approximately eight years after purchase.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Income Portfolio

Investment objective

High current income.

Principal investment strategies

The portfolio is a fund of funds. It invests primarily in the Smith Barney funds listed below that focus on taxable fixed income securities.

Selection process

The manager periodically adjusts the allocation of the portfolio's assets among different Smith Barney funds depending upon the manager's outlook for the different sectors of the bond market. In assessing the bond markets, the manager considers a broad range of economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the portfolio. The portfolio focuses on funds that invest in a broad range of fixed income securities. The portfolio also allocates a portion of its assets to underlying funds that primarily invest in equity securities.

--------------------------------------------------------------------------------

Target Allocation
--------------------------------------------------------------------------------
Equity Funds                                                                 10%
--------------------------------------------------------------------------------
Fixed Income Funds                                                           90%
--------------------------------------------------------------------------------
Target Range
--------------------------------------------------------------------------------
Equity Funds                                                               0-20%
--------------------------------------------------------------------------------
Fixed Income Funds                                                       80-100%
--------------------------------------------------------------------------------

Underlying Funds and Target Percentage of Portfolio
--------------------------------------------------------------------------------

Smith Barney Diversified Strategic Income Fund     10-30% Large Cap Value Fund                     0-15%
--------------------------------------------------------------------------------------------------------
Smith Barney Short-Term Investment Grade Bond Fund  5-30% SB Convertible Fund                      0-15%
--------------------------------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.          5-30% Smith Barney Investment Grade Bond Fund  0-15%
--------------------------------------------------------------------------------------------------------
Smith Barney Government Securities Fund             5-20% SB Capital and Income Fund               0-15%
--------------------------------------------------------------------------------------------------------
Cash Portfolio                                      0-30% International All Cap Growth Portfolio   0-10%
--------------------------------------------------------------------------------------------------------
Smith Barney High Income Fund                       0-25% Smith Barney Appreciation Fund Inc.      0-10%
--------------------------------------------------------------------------------------------------------
Global Government Bond Portfolio                    0-20% Smith Barney Fundamental Value Fund Inc. 0-10%
--------------------------------------------------------------------------------------------------------

Principal risks of investing in the portfolio

Your investment in the portfolio is subject to the risks associated with investing in fixed income securities and, to a lesser degree, equity securities generally. The principal risks associated with investing in these securities are described on page 2 under "About the portfolios". Your investment in the portfolio is also subject to the following specific risks:



.. The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong





Who may want to invest

The portfolio may be an appropriate investment if you:

.. Are seeking current income

.. Are a conservative investor willing to sacrifice growth potential for less
  (but not zero) volatility


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Portfolio performance
--------------------------------------------------------------------------------


This bar chart and the table below indicate the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year. This table compares the before and after tax average annual total return of the portfolio for the periods shown with that of the S&P 500 Composite Stock Index (S&P 500), a broad-based unmanaged index of widely held common stocks; the Lehman Government/Credit Bond Index (Lehman), a broad-based index of fixed income securities; the Citigroup High Yield Market Index (High Yield), a broad-based unmanaged index of high yield securities; and the Citigroup One-Year U.S. Treasury Bill Index (T-Bill), consisting of a single 1-Year U.S. Treasury bill whose return is tracked until maturity. The bar chart and the information show performance of the portfolio's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and taxes paid on redemption of shares at the end of the period and the reinvestment of distributions and dividends. The portfolio's past performance (before and after taxes) is not necessarily an indication of how the portfolio will perform in the future. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


Quarterly returns: Highest: 5.09% in 2nd quarter 1997; Lowest: (1.20)% in 2nd quarter 2002


Year-to-date: 1.70% (through 3/31/04)


Total Return
The bar chart shows the performance of the portfolio's Class A shares for each of the full calendar years since its inception.
Risk return bar chart
--------------------------------------------------------------------------------
                                    [CHART]

% Total Returns

 1997   1998   1999   2000   2001    2002     2003
------  -----  -----  -----  -----  ------   ------
11.00%  5.32%  0.34%  3.64%  2.16%   1.35%   12.59%

Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------



This table assumes redemption of shares at the end of each period, and the reinvestment of distributions and dividends.
Comparative
performance

This table indicates the risk of investing in the portfolio by comparing the average annual total return for the periods shown to that of the S&P 500, Lehman, T-Bill and High Yield.



Average Annual Total Returns (for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                     1 year  5 years   Since Inception  Inception Date
------------------------------------------------------------------------------------------------------
Class A                                                                                     2/5/96
------------------------------------------------------------------------------------------------------
Return Before Taxes                                    7.52%    2.97%       4.63%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                 5.74%    0.62%       2.10%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
Shares(1)                                              4.83%    1.05%       2.37%
------------------------------------------------------------------------------------------------------
Other Classes Before Taxes
------------------------------------------------------------------------------------------------------
Class B                                                7.50%    3.24%       4.72%
------------------------------------------------------------------------------------------------------
Class C(2)                                            11.18%    3.46%       4.77%
------------------------------------------------------------------------------------------------------
Class Y ***                                             N/A      N/A               N/A
------------------------------------------------------------------------------------------------------
INDICES
------------------------------------------------------------------------------------------------------
S&P 500                                               28.67%   (0.57)%      8.67%             *
------------------------------------------------------------------------------------------------------
Lehman                                                 4.67%    6.66%       7.27%             **
------------------------------------------------------------------------------------------------------
T-Bill                                                 1.47%    4.61%       5.07%             *
------------------------------------------------------------------------------------------------------
High Yield                                            30.62%    5.41%       6.72%             *
------------------------------------------------------------------------------------------------------


 *Index comparison begins on February 5, 1996. Index performance reflects no deduction for fees, expenses or taxes.

 **Index comparison begins on February 29, 1996. Index performance reflects no deduction for fees, expenses or taxes.
***There were no outstanding Class Y shares for the last fiscal year.

(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.


(2)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Fee table
--------------------------------------------------------------------------------

The table sets forth the fees and expenses you will pay if you invest in shares of the portfolio.


Based on expense ratios of underlying Smith Barney funds in which the Income portfolio was invested on January 31, 2004, the approximate expense ratios are expected to be as follows: Class A 1.44%, Class B 1.99%, Class C 2.18% and Class Y 1.22%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.



Shareholder fees (fees paid directly from your investment) Class A Class B Class C Class Y***
---------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                               4.50%    None    None    None
---------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a % of the
   lower of net asset value at purchase or redemption)      None*   4.50%   1.00%    None
---------------------------------------------------------------------------------------------
Annual fund operating expenses**
(expenses deducted from portfolio assets)
---------------------------------------------------------------------------------------------
   Management fee                                           0.20%   0.20%   0.20%    0.20%
---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                    0.25%   0.75%   0.70%     --
---------------------------------------------------------------------------------------------
   Other expenses                                           0.32%   0.37%   0.61%    0.35%
---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                     0.77%   1.32%   1.51%    0.55%
---------------------------------------------------------------------------------------------

 * You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.

 ** Actual fund operating expenses have been capped at 0.80% for Class A, 1.30% for Class B, 1.25% for Class C and 0.55% for Class Y and reflect a voluntary fee waiver and/or expense reimbursement of 0.02% for Class B and 0.26% for Class C. Any increases in the caps are subject to Board approval.


*** "Other expenses" for Class Y shares were estimated because there were no Class Y shares outstanding for the fiscal year ended January 31, 2004.


Example
--------------------------------------------------------------------------------

The example helps you compare the costs of investing in the portfolio with other mutual funds. Your actual costs may be higher or lower.

Number of years you own your shares*           1 year 3 years 5 years 10 years
-------------------------------------------------------------------------------
Class A (with or without redemption)            $590   $885   $1,201   $2,097
-------------------------------------------------------------------------------
Class B (assuming redemption at end of period)   652    924    1,173    2,175**
-------------------------------------------------------------------------------
Class B (assuming no redemption)                 202    624    1,073    2,175**
-------------------------------------------------------------------------------
Class C (assuming redemption at end of period)   321    682    1,170    2,513
-------------------------------------------------------------------------------
Class C (assuming no redemption)                 221    682    1,170    2,513
-------------------------------------------------------------------------------
Class Y (with or without redemption)             124    387      670    1,477
-------------------------------------------------------------------------------

 *The example assumes:

 . You invest $10,000 for the periods shown

 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge
 . The portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
 . The expenses of the underlying Smith Barney funds are reflected
**Assumes conversion to Class A shares approximately eight years after purchase.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

More on the portfolios' investments


Underlying funds

The following is a description of the investment objectives and principal investments of the underlying funds in which the portfolios invest.

The underlying funds that invest primarily in equity securities are:

Smith Barney Aggressive Growth Fund Inc. - seeks capital appreciation by investing primarily in common stocks of companies the adviser believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's 500 Index.

Smith Barney Appreciation Fund Inc. - seeks long-term appreciation of shareholder capital by investing primarily in equity securities of U.S. companies. The core holdings of the fund are blue chip companies that are dominant in their industries.

SB Growth and Income Fund - seeks reasonable growth and income by investing in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income and potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations and its convertible securities may be of any credit quality and may include below investment grade securities.

Smith Barney Fundamental Value Fund Inc. - seeks long-term capital growth. Current income is a secondary objective. The fund seeks to achieve its primary objective by investing in a diversified portfolio of common stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments.


Large Cap Value Fund - seeks current income and long-term growth of capital. The fund invests primarily in common stocks of companies having a market capitalization of at least $5 billion that are considered by its adviser (i) to be undervalued by the marketplace, (ii) to offer potential opportunities not yet recognized by the marketplace or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy.


Smith Barney Large Capitalization Growth Fund - seeks long-term growth of capital by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

Smith Barney Mid Cap Core Fund - seeks long-term growth of capital by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap Index at the time of the fund's investment.

Smith Barney Small Cap Core Fund, Inc. - seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment.

Smith Barney Small Cap Growth Fund - seeks long-term growth of capital by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of the fund's investment or in other investments with similar economic characteristics.

Smith Barney Small Cap Value Fund - seeks long-term growth of capital by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

SB Capital and Income Fund - seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of equity and fixed income securities.

Smith Barney Hansberger Global Value Fund - seeks long-term capital growth by investing primarily in equity securities of companies in any country including the United States which, in the opinion of its advisers, are undervalued. Income is an incidental consideration.

International All Cap Growth Portfolio - seeks total return on its assets from growth of capital and income. The fund invests primarily in a diversified portfolio of equity securities of foreign companies including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and rights and warrants relating to equity securities.

The underlying funds that invest primarily in fixed income securities are:

Smith Barney High Income Fund - seeks to provide shareholders with high current income. Although growth of


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS capital is not an investment objective of the fund, its adviser may consider potential for growth as one factor, among others, in selecting investments for the fund. The fund will seek high current income by investing in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies.

Smith Barney Investment Grade Bond Fund - seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. The fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment grade" fixed income securities.

Smith Barney Government Securities Fund - seeks high current return by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities.

Smith Barney Short-Term Investment Grade Bond Fund -seeks current income, preservation of capital and liquidity. The fund seeks to achieve its objective by investing its assets in corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. Government and its agencies and instrumentalities.

Smith Barney Managed Governments Fund Inc. - seeks high current income consistent with liquidity and safety of capital. The fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investments with similar economic characteristics. The fund's portfolio consists primarily of mortgage-backed securities issued or guaranteed by Government National Mortgage Association, the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Smith Barney Diversified Strategic Income Fund - seeks high current income primarily through investment in fixed income securities, including high yield securities. The fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities such as: obligations issued or guaranteed as to principal and interest by the U.S. government; mortgage-related securities issued by various governmental and non-governmental entities; asset-backed securities; investment and non-investment grade sovereign debt; including, without limit, issuers in emerging markets; and investment and non-investment grade domestic and foreign corporate securities.

Global Government Bond Portfolio - seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments.

Cash Portfolio - a money market fund that seeks maximum current income and preservation of capital by investing in high quality U.S. dollar denominated short-term debt securities.

SB Convertible Fund - seeks current income and capital appreciation by investing in investment and non-investment grade convertible securities and in combinations of non-convertible fixed-income securities and warrants or call options that together resemble convertible securities.

Temporary defensive investments (all portfolios)

Each of the portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in the Cash Portfolio, a series of Smith Barney Money Funds, Inc., repurchase agreements or cash. If a portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Investment strategies and related risks


Portfolio turnover (all portfolios)

Each underlying fund may engage in active and frequent trading to achieve its principal investment strategies. As a result, an underlying fund may realize and distribute to a portfolio higher capital gains, which could increase the tax liability for the portfolio's shareholders. Frequent trading also increases transaction costs, which could detract from an underlying fund's performance.

Non-diversification

Each portfolio is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified portfolio. Being non-diversified may magnify a portfolio's losses from adverse events affecting a particular underlying fund. However, each of the underlying funds (except Global Government Bond Portfolio) is diversified.

Changes in allocations

The underlying funds in which the portfolios may invest, and the range of assets allocated to each fund, may be changed by the board of directors from time to time. Similarly, the target allocation between equity and fixed income oriented investments may be adjusted from time to time. If the target limits for investment in a particular fund are exceeded or are not met because of cash flows or changes in the market value of the shares of the underlying funds, the investment manager may, but is not required to, adjust the portfolio's holdings.

High yield securities


Certain of the underlying funds can invest all or a portion of their assets in high yield securities (junk bonds). High yield securities involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Underlying funds that hold these issues are subject to the following specific risks:


.. Increased price sensitivity to changing interest rates

.. Greater risk of loss because of default or declining credit quality

.. Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

.. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Foreign securities

Certain of the underlying funds focus upon foreign securities and other underlying funds may invest a portion of their assets outside the U.S. Investing in non-U.S. issuers involves unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent a fund invests in issuers in countries with emerging markets. These risks may include:

.. Less information about non-U.S. issuers or markets may be available because of less rigorous disclosure and accounting standards or regulatory practices

.. Many non-U.S. markets are smaller, less liquid and more volatile than U.S.
  markets. In a changing market, the adviser may not be able to sell the fund's portfolio securities in amounts and at prices the adviser considers reasonable

.. The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading

.. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession

.. Economic, political and social developments may adversely affect the securities markets

.. Foreign governmental obligations may involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers

Small capitalization issuers

Certain of the underlying funds focus on small capitalization companies. Investing in small companies involves unique risks. Compared to large companies, small companies, and the market for their common stocks, are likely to:

.. Be more sensitive to changes in the economy, earnings results and investor expectations

.. Have more limited product lines and capital resources

.. Experience sharper swings in market values

.. Be harder to sell at the times and prices the fund thinks appropriate

.. Offer greater potential for gain and loss



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Derivatives

Certain of the underlying funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

.. As a substitute for buying or selling securities

.. As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the underlying fund less liquid and harder to value, especially in declining markets.

Investment policies (all portfolios)

Each portfolio's investment policies, including the particular underlying funds in which each portfolio may invest and the equity/fixed income targets applicable to each portfolio, generally may be changed by the board of directors without shareholder approval.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Management


Portfolio manager


The portfolios' investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, NY 10022. The manager selects the portfolios' investments and oversees their operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services and asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading and use diverse channels to make them available to consumer and corporate customers around the world.


SBFM utilizes a team management approach to manage the assets of the portfolios.

Management fees


MANAGEMENT FEES PAID DURING THE FISCAL YEAR ENDED JANUARY 31, 2004*

(as % of average daily net assets)


 Global**    High Growth** Growth** Balanced Conservative** Income**
--------------------------------------------------------------------
   0.00%         0.00%      0.12%    0.20%       0.19%       0.18%
--------------------------------------------------------------------

 * For more information regarding the management fees of the underlying funds, please consult the Statement of Additional Information ("SAI").
**SBFM is voluntarily waiving its management fee. Absent the management fee waiver, the management fee would be 0.20% of the portfolio's average daily net assets. Management may discontinue or modify these management fee waivers at any time.

Distribution plan


The portfolios have each adopted a Rule 12b-1 distribution plan for their Class A, B and C shares. Under each plan, the portfolio pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a portfolio's distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


Transfer agent and shareholder servicing agent


Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the portfolios' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the portfolios' sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.



Recent Developments



During the period from 1997-1999, Citicorp Trust, an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the portfolios' manager and other investment advisory companies. Citicorp Trust hired a sub-contractor to perform some of the transfer agent services. The sub-contractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the portfolio's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the sub-contractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the Board of the portfolios and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the Securities and Exchange Commission and the U.S. Attorney are investigating this situation.


Possible conflict of interest

The Directors and officers of Allocation Series also serve in similar positions with many of the underlying Smith Barney funds. Thus, if the interests of a portfolio and the underlying funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Directors and officers of the Allocation Series fulfill their fiduciary duties to that portfolio and the underlying funds. The Directors of the Allocation Series believe they have structured each portfolio to avoid these


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS concerns. However, conceivably a situation could occur where proper action for the Allocation Series or a portfolio separately could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Allocation Series, the affected underlying funds and SBFM will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, limitations on aggregate investments in the underlying funds have been adopted by the Allocation Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.


Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the portfolios. They may also own the securities of these issuers. However, in making investment decisions for the portfolios, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a portfolio acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Choosing a class of shares to buy


Share classes
--------------------------------------------------------------------------------


You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.


.. For Class B and Class C shares, all of your purchase amount will be immediately invested. This may help offset the higher expenses of Class B and Class C shares, but only if the portfolio performs well.



.. Class C shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class C shares do not, Class B shares may be more attractive to long- term investors.



.. The portfolios, but only if you are investing through certain qualified plans or Service Agents.


You may buy shares from:


.. A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent").


All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums
--------------------------------------------------------------------------------
Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                                                                Initial             Additional
---------------------------------------------------------------------------------------------------------------
                                                                     Classes A, B and C     Class Y All Classes
---------------------------------------------------------------------------------------------------------------
General                                                                          $1,000 $15 million         $50
---------------------------------------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to
 Minor Accounts                                                                  $  250 $15 million         $50
---------------------------------------------------------------------------------------------------------------
Qualified Retirement Plans(*)                                                    $   25 $15 million         $25
---------------------------------------------------------------------------------------------------------------
Simple IRAs                                                                      $    1         n/a         $ 1
---------------------------------------------------------------------------------------------------------------
Monthly Systematic Investment Plans                                              $   25         n/a         $25
---------------------------------------------------------------------------------------------------------------
Quarterly Systematic Investment Plans                                            $   50         n/a         $50
---------------------------------------------------------------------------------------------------------------

(*) Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Comparing the portfolios' classes


Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


Key features            Class A                    Class B                     Class C

                        .Initial sales charge       .No initial sales charge     .No initial sales charge

                        .You may qualify for        .Deferred sales charge       .Deferred sales charge f
                         reduction or waiver of      declines over time           only 1 year
                         initial sales charge
                                                   .Converts to Class A shares  .Does not convert to
                        .Lower annual expenses       after 8 years                Class A
                         than Class B and Class C
                                                   .Higher annual expenses      .Higher annual expenses
                                                    than Class A                 than Class A
                                                                                   (less than)/TC
Initial sales charge    Up to 5.00%, reduced for              None                        None
                        large purchases and
                        waived for certain
                        investors; no charge for
                        purchases of $1,000,000
                        or more (Applicable for
                        the Global, High
                        Growth, Growth and
                        Balanced Portfolios)

                        Up to 4.50%, reduced for
                        large purchases and
                        waived for certain
                        investors; no charge for
                        purchases of $500,000 or
                        more (Applicable for the
                        Conservative and
                        Income Portfolios)
Deferred sales charge   1.00% on purchases of      Up to 5.00% charged         1.00% if you redeem
                        $1,000,000 or more if you  when you redeem             within 1 year of purchase
                        redeem within 1 year of    shares. The charge is
                        purchase (Applicable for   reduced over time and
                        the Global, High           there is no deferred sales
                        Growth, Growth and         charge after 5 years
                        Balanced Portfolios)       (Applicable for the
                                                   Global, High Growth,
                        1.00% on purchases of      Growth and Balanced
                        $500,000 or more if you    Portfolios)
                        redeem within 1 year of
                        purchase (Applicable for   Up to 4.50% charged when
                        the Conservative and       you redeem shares. This
                        Income Portfolios)         charge is reduced over time
                                                   and there is no deferred
                                                   sales charge after 5 years
                                                   (Applicable for the
                                                   Conservative and Income
                                                   Portfolios)
Annual distribution and 0.25% of average daily     1.00% of average daily      1.00% of average daily
service fees            net assets                 net assets (Applicable for  net assets (Applicable for
                                                   the Global, High            the Global, High
                                                   Growth, Growth and          Growth, Growth and
                                                   Balanced Portfolios)        Balanced Portfolios)

                                                   0.75% of average daily      0.70% of average daily
                                                   net assets (Applicable for  net assets (Applicable for
                                                   the Conservative and        the Conservative and
                                                   Income Portfolios)          Income Portfolios)
Exchange privilege(*)   Class A shares of most     Class B shares of most      Class C shares of most
                        Smith Barney funds         Smith Barney funds          Smith Barney funds


Key features            Class Y

                         .No initial or deferred
                         sales charge

                         .Must invest at least $15
                         million

                         .Lower annual expenses
                         than the other classes



Initial sales charge              None

















Deferred sales charge             None


















Annual distribution and           None
service fees








Exchange privilege(*)   Class Y shares of most
                        Smith Barney funds

(*)Ask your Service Agent for the Smith Barney funds available for exchange.

Sales charge: Class A Shares


Class A sales charge


You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a portfolio's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charges you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the portfolio. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

--------------------------------------------------------------------------------

                                  For High Growth Portfolio,
                                  Growth Portfolio, Global
                                   Portfolio and Balanced                        For Conservative Portfolio
                                        Portfolio(*)                             and Income Portfolio(**)
--------------------------------------------------------------------------------------------------------------------------------
                                   Sales Charge as a % of                         Sales Charge as a % of
--------------------------------------------------------------------------------------------------------------------------------
                                                              Broker/Dealer                                  Broker/Dealer
                                                                Commission                                     Commission
                                  Offering     Net amount        as % of         Offering     Net amount        as % of
Amount of purchase                price (%)   invested (%)    offering price     price (%)   invested (%)    offering price
--------------------------------------------------------------------------------------------------------------------------------
Less than $25,000                      5.00%          5.26%            4.50%          4.50%          4.71%            4.05%
--------------------------------------------------------------------------------------------------------------------------------
$25,000 but less than $50,000          4.25           4.44             3.83           4.00           4.17             3.60
--------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000         3.75           3.90             3.38           3.50           3.63             3.15
--------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000        3.25           3.36             2.93           2.50           2.56             2.25
--------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000        2.75           2.83             2.48           1.50           1.52             1.35
--------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00           2.04             1.80            -0-            -0-      up to 1.00 (****)
--------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                      -0-            -0-      up to 1.00 (***)       -0-            -0-      up to 1.00 (****)
--------------------------------------------------------------------------------------------------------------------------------

(*) You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.
(**) You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

(***) Effective June 1, 2004, a distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the portfolio. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, a distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from a distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from a distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


(****) Effective June 1, 2004, a distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the portfolio. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, a distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from a distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from a distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.



For Global Portfolio, High Growth Portfolio, Growth Portfolio and Balanced Portfolio, effective June 1, 2004, you do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the portfolio, you will not be subject to a deferred sales charge.



For Conservative Portfolio and Income Portfolio, effective June 1, 2004, you do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the portfolio, you will not be subject to a deferred sales charge.





 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Qualifying for a reduced Class A sales charge. There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege--lets you combine the current value of Class A shares owned

.. by you, or

.. by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent--lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include pur-chases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Employees of NASD members

.. Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup

.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

Sales charge: Class B Shares


Class B deferred sales charge

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------

                                              Year after purchase
----------------------------------------------------------------------------
                                                                     6th
Deferred sales charge for:          1st   2nd   3rd   4th   5th  through 8th
----------------------------------------------------------------------------
Conservative and Income Portfolios 4.50% 4.00% 3.00% 2.00% 1.00%     -0-
----------------------------------------------------------------------------
All other portfolios               5.00% 4.00% 3.00% 2.00% 1.00%     -0-
----------------------------------------------------------------------------

Service Agents selling Class B shares of the portfolios receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued: At initial purchase
--------------------------------------------------------------------------------
.. Eight years after the date of purchase

Shares issued: On reinvestment of distributions and dividends
--------------------------------------------------------------------------------
.. In the same proportion as the number of Class B shares converting is to the total Class B shares you own (excluding shares issued as dividends)

Shares issued: Upon exchange from another Smith Barney fund
--------------------------------------------------------------------------------
.. On the date the shares originally acquired would have converted into Class A shares
--------------------------------------------------------------------------------


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Sales charge: Class C Shares



Class C sales charge (available through certain Service Agents)



You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.



Service Agents selling Class C shares of the Global Portfolio, High Growth Portfolio, Growth Portfolio and Balanced Portfolio receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Service Agents selling Class C shares of the Conservative and Income Portfolios receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.


Sales charge: Class Y Shares

Class Y sales charge (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of a portfolio over a 13-month period. To qualify, you must initially invest at least $5,000,000.



The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

.. Shares exchanged for shares of another Smith Barney fund

.. Shares representing reinvested distributions and dividends

.. Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a portfolio will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of a portfolio at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The portfolios' distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

.. On payments made through certain systematic withdrawal plans

.. On certain distributions from a retirement plan

.. For involuntary redemptions of small account balances

.. For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Buying shares


Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

.. Name of portfolio and class of shares being bought

.. Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the portfolios

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the portfolios.

.. Write the portfolios at the following address:

  Smith Barney Allocation Series Inc.
  (Specify portfolio and class of shares)

  c/o PFPC Inc.

  P.O. Box 9699
  Providence, RI 02940-9699

.. Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

.. For more information, please call Smith Barney Shareholder Services at
  1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the applicable sub-transfer agent to transfer funds automatically from a regular bank account, cash held in a brokerage account opened with a Service Agent or certain money market funds in order to buy shares on a regular basis.

.. Amounts transferred should be at least: $25 monthly or $50 quarterly.

.. If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Exchanging shares


You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

.. You may exchange shares only for shares of the same class of another Smith
  Barney fund. Not all Smith Barney funds offer all classes.

.. Not all Smith Barney funds may be offered for sale in your state of residence. Contact your Service Agent or the transfer agent for further information.


.. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.


.. If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

.. The portfolios may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange. Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the portfolios. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Redeeming shares


Generally

Contact your Service Agent to redeem shares of a portfolio.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the portfolio, send written requests to the portfolio at the applicable address:

For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

  Primerica Shareholder Services
  P.O. Box 9662
  Providence, RI 02940-9662


For all other investors, send your request to PFPC Inc. at the following address:


   Smith Barney Allocation Series Inc.
   (Specify portfolio and class of shares)

   c/o PFPC Inc.

   P.O. Box 9699
   Providence, Rhode Island 02940-9699

Your written request must provide the following:

.. Your account number

.. The name of the portfolio and class of shares

.. The dollar amount or number of shares to be redeemed

.. Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the Allocation Series. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on an electronic transfer (ACH) or wire.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the portfolio with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

.. Your shares must not be represented by certificates

.. All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Other things to know about share transactions


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

.. Name of the portfolio

.. Account number

.. Class of shares being bought, exchanged or redeemed

.. Dollar amount or number of shares being bought, exchanged or redeemed

.. Signature of each owner exactly as the account is registered

The portfolios' sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the portfolios, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

.. Are redeeming over $50,000

.. Are sending signed share certificates or stock powers to the applicable sub-transfer agent

.. Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

.. Changed your account registration

.. Want the check paid to someone other than the account owner(s)

.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

.. Suspend the offering of shares

.. Waive or change minimum and additional investment amounts

.. Reject any purchase or exchange order

.. Change, revoke or suspend the exchange privilege

.. Suspend telephone transactions

.. Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If your account falls below $500 ($250 for IRA accounts) because of redemption of portfolio shares, the portfolio may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the portfolio may close your account and send you the redemption proceeds.

The portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions


The manager may determine that a pattern of frequent exchanges is detrimental to a portfolio's performance and other shareholders. If so, the portfolio may limit additional purchases and/or exchanges by the shareholder.





 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Dividends, distributions and taxes


Dividends and distributions

Annual distributions of capital gains normally take place at the end of the year in which the gains are realized or the beginning of the next year.

The portfolios normally pay dividends and distribute capital gains, if any, as follows:

--------------------------------------------------------------------------------

                                                       Distributions
                         Income Dividend Capital Gain     Mostly
            Portfolio     Distributions  Distributions     From
            --------------------------------------------------------
            Global              Annually      Annually          Gain
            --------------------------------------------------------
            High Growth         Annually      Annually          Gain
            --------------------------------------------------------
            Growth              Annually      Annually          Gain
            --------------------------------------------------------
            Balanced           Quarterly      Annually          Gain
            --------------------------------------------------------
            Conservative       Quarterly      Annually        Income
            --------------------------------------------------------
            Income               Monthly      Annually        Income
            --------------------------------------------------------


A portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional portfolio shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.


Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status of certain transactions related to the portfolios.

--------------------------------------------------------------------------------


Transaction               Federal income tax status
-------------------------------------------------------
Redemption or exchange of Usually capital gain or loss;
 shares                   long-term only if shares
                          owned more than one year
-------------------------------------------------------
Long-term capital gain
 distributions            Long-term capital gain
-------------------------------------------------------
Dividends                 Ordinary income
-------------------------------------------------------



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by a portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a portfolio is about to declare a long-term capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide a portfolio with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a portfolio.




 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Share price

You may buy, exchange or redeem portfolio shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each portfolio's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each portfolio calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is based on the net asset value of the underlying funds, which is calculated when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each portfolio and each underlying fund accelerates the calculation of its net asset value to the actual closing time.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by an underlying fund could change on days when you cannot buy or redeem shares.


Each portfolio and underlying fund generally values its fund securities based on market prices or quotations. To the extent an underlying fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security held by an underlying fund has been materially affected by events occurring after a foreign exchange closes, the underlying fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Directors of the underlying fund, generally upon recommendations provided by SBFM. Fair value may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


Short-term investments that have a maturity of more than 60 days are generally valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a portfolio and underlying fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio and underlying fund.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.


 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Financial highlights



The financial highlights tables are intended to help you understand the performance of each portfolio's classes for the past 5 years (or since inception, if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the portfolio's financial statements is included in the annual report (available upon request). No information is presented for Class Y shares of any portfolio because no Class Y shares were outstanding for the years shown. Effective as of April 29, 2004, Class L Shares were renamed Class C Shares.


For a share of each class of capital stock outstanding throughout each year or period ending January 31:






Global Portfolio

--------------------------------------------------------------------------------

                                                            Class A Shares(1)
                                               2004     2003      2002      2001      2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of year             $6.87    $8.87    $11.93    $13.67    $11.16
--------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)(3)           0.01    (0.03)    (0.03)     0.12      0.21
   Net realized and unrealized gain (loss)      2.99    (1.97)    (2.34)    (1.38)     2.54
--------------------------------------------------------------------------------------------
Total income (loss) from operations             3.00    (2.00)    (2.37)    (1.26)     2.75
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          --       --        --     (0.12)    (0.20)
   Net realized gains                             --       --     (0.69)    (0.36)    (0.04)
--------------------------------------------------------------------------------------------
Total distributions                               --       --     (0.69)    (0.48)    (0.24)
--------------------------------------------------------------------------------------------
Net asset value, end of year                   $9.87    $6.87     $8.87    $11.93    $13.67
--------------------------------------------------------------------------------------------
Total return(4)                                43.67%  (22.55)%  (20.21)%   (9.29)%   24.57%
--------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $18,442  $13,315   $16,452   $20,333   $18,133
--------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                               0.80%    0.80%     0.71%     0.60%     0.60%
   Net investment income (loss)                 0.09    (0.34)    (0.30)     0.94      1.73
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            3%       8%       15%       10%        0%
--------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. In addition, the manager reimbursed expenses of $151,130 and $173,881 for the years ended January 31, 2004 and 2003, respectively. If such fees were not waived or expenses not reimbursed, the per share increases to net investment loss and expense ratios would have been as follows:



                                                   Expense Ratios
                     (Decrease) Increases to      Without Fee Waivers
                     Net Investment (Income) Loss  and/or Expense
                         Per Share                 Reimbursements
                     2004      2003       2002    2004    2003   2002
---------------------------------------------------------------------
Class A Shares       $0.06     $0.06     $0.02    1.51%   1.61% 0.96%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Global Portfolio

--------------------------------------------------------------------------------

                                                                  Class B Shares(1)
                                                      2004     2003     2002      2001      2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $6.76   $8.78    $11.92    $13.65    $11.15
--------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)(3)                 (0.05)  (0.09)    (0.10)     0.02      0.10
   Net realized and unrealized gain (loss)             2.93   (1.93)    (2.35)    (1.36)     2.53
--------------------------------------------------------------------------------------------------
Total income (loss) from operations                    2.88   (2.02)    (2.45)    (1.34)     2.63
--------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                 --      --        --     (0.03)    (0.09)
   Net realized gains                                    --      --     (0.69)    (0.36)    (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                      --      --     (0.69)    (0.39)    (0.13)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $9.64   $6.76     $8.78    $11.92    $13.65
--------------------------------------------------------------------------------------------------
Total return(4)                                       42.60% (23.01)%  (20.93)%   (9.92)%   23.59%
--------------------------------------------------------------------------------------------------
Net assets, end of year (000's)                     $12,929  $9,174   $11,991   $15,200   $14,392
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                      1.55%   1.55%     1.46%     1.35%     1.35%
   Net investment income (loss)                       (0.65)  (1.09)    (1.05)     0.17      0.83
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   3%      8%       15%       10%        0%
--------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from Underlying funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. In addition, the manager reimbursed expenses of $151,130 and $173,881 for the years ended January 31, 2004 and 2003, respectively. If such fees were not waived or expenses not reimbursed, the per share increases to net investment loss and expense ratios would have been as follows:



                                                             Expense Ratios
                                          Increases to      Without Fee Waivers
                                        Net Investment Loss  and/or Expense
                                            Per Share        Reimbursements
                                        2004     2003  2002 2004     2003  2002
    ---------------------------------------------------------------------------
    Class B Shares                      $0.07   $0.07 $0.02 2.37%   2.47% 1.71%


(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.

 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Global Portfolio

--------------------------------------------------------------------------------

                                                         Class C Shares(1)
                                                2004     2003     2002     2001    2000
---------------------------------------------------------------------------------------
Net asset value, beginning of year            $6.76   $8.78   $11.91   $13.64   $11.14
---------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)(3)         (0.05)  (0.08)   (0.10)    0.05     0.30
   Net realized and unrealized gain (loss)     2.92   (1.94)   (2.34)   (1.39)    2.33
---------------------------------------------------------------------------------------
Total income (loss) from operations            2.87   (2.02)   (2.44)   (1.34)    2.63
---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                         --      --       --    (0.03)   (0.09)
   Net realized gains                            --      --    (0.69)   (0.36)   (0.04)
---------------------------------------------------------------------------------------
Total distributions                              --      --    (0.69)   (0.39)   (0.13)
---------------------------------------------------------------------------------------
Net asset value, end of year                  $9.63   $6.76    $8.78   $11.91   $13.64
---------------------------------------------------------------------------------------
Total return(4)                               42.46% (23.01)% (20.86)%  (9.93)%  23.61%
---------------------------------------------------------------------------------------
Net assets, end of year (000's)              $2,223  $1,290   $1,504   $1,473     $758
---------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                              1.55%   1.55%    1.47%    1.35%    1.35%
   Net investment income (loss)               (0.56)  (1.06)   (1.02)    0.36     2.36
---------------------------------------------------------------------------------------
Portfolio turnover rate                           3%      8%      15%      10%       0%
---------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. In addition, the manager reimbursed expenses of $151,130 and $173,881 for the years ended January 31, 2004 and 2003, respectively. If such fees were not waived or expenses not reimbursed, the per share increases to net investment loss and expense ratios would have been as follows:



                                                   Expense Ratios
                                Increases to      Without Fee Waivers
                              Net Investment Loss  and/or Expense
                                  Per Share        Reimbursements
                              2004    2003  2002  2004    2003  2002
               ------------------------------------------------------
               Class C Shares $0.04   $0.04 $0.02 2.02%   2.07% 1.72%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.


(6)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

High Growth Portfolio

--------------------------------------------------------------------------------

                                                              Class A Shares(1)
                                                  2004       2003       2002       2001      2000
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $9.22    $12.12     $15.11     $16.81     $14.86
-------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)(3)            0.00*    (0.01)      0.04       0.66       0.54
   Net realized and unrealized gain (loss)       4.09     (2.89)     (2.46)     (0.85)      2.29
-------------------------------------------------------------------------------------------------
Total income (loss) from operations              4.09     (2.90)     (2.42)     (0.19)      2.83
-------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                           --        --      (0.00)*    (0.67)     (0.53)
   Net realized gains                              --        --      (0.57)     (0.84)     (0.35)
-------------------------------------------------------------------------------------------------
Total distributions                                --        --      (0.57)     (1.51)     (0.88)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                   $13.31     $9.22     $12.12     $15.11     $16.81
-------------------------------------------------------------------------------------------------
Total return(4)                                 44.36%   (23.93)%   (16.25)%    (0.94)%    18.97%
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $358,644  $258,430   $366,092   $452,084   $441,050
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                0.80%     0.80%      0.71%      0.60%      0.60%
   Net investment income (loss)                  0.04     (0.07)      0.33       3.90       3.44
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                             4%        0%         5%         9%         2%
-------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. In addition, the manager reimbursed expenses of $569,803 and $1,634,062 for the years ended January 31, 2004 and 2003, respectively. If such fees were not waived or expenses not reimbursed, the per share effect on net investment income (loss) and expense ratios would have been as follows:



                                                           Expense Ratios
                             Decrease (Increase) to       Without Fee Waivers
                             Net Investment Income (Loss)  and/or Expense
                                  Per Share                Reimbursements
                             2004      2003       2002    2004    2003   2002
              ---------------------------------------------------------------
              Class A Shares $0.03    $(0.06)    $0.02    1.15%   1.35% 0.88%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

High Growth Portfolio

--------------------------------------------------------------------------------

                                                              Class B Shares(1)
                                                  2004       2003       2002       2001      2000
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $9.06    $12.01     $15.08     $16.74     $14.81
-------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)(3)           (0.08)    (0.09)     (0.05)      0.52       0.41
   Net realized and unrealized gain (loss)       4.01     (2.86)     (2.45)     (0.82)      2.26
-------------------------------------------------------------------------------------------------
Total income (loss) from operations              3.93     (2.95)     (2.50)     (0.30)      2.67
-------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                           --        --         --      (0.52)     (0.39)
   Net realized gains                              --        --      (0.57)     (0.84)     (0.35)
-------------------------------------------------------------------------------------------------
Total distributions                                --        --      (0.57)     (1.36)     (0.74)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                   $12.99     $9.06     $12.01     $15.08     $16.74
-------------------------------------------------------------------------------------------------
Total return(4)                                 43.38%   (24.56)%   (16.83)%    (1.65)%    18.01%
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $278,172  $206,591   $293,784   $367,656   $375,224
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                1.55%     1.55%      1.46%      1.35%      1.35%
   Net investment income (loss)                 (0.71)    (0.82)     (0.42)      3.10       2.65
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                             4%        0%         5%         9%         2%
-------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. In addition, the manager reimbursed expenses of $569,803 and $1,634,062 for the years ended January 31, 2004 and 2003, respectively. If such fees were not waived or expenses not reimbursed, the per share increases to net investment loss and expense ratios would have been as follows:



                                                           Expense Ratios
                                        Increases to      Without Fee Waivers
                                      Net Investment Loss  and/or Expense
                                          Per Share        Reimbursements
                                      2004    2003  2002  2004    2003  2002
       ----------------------------------------------------------------------
       Class B Shares                 $0.03   $0.04 $0.02 1.82%   2.01% 1.62%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

High Growth Portfolio

--------------------------------------------------------------------------------

                                                            Class C Shares(1)
                                               2004     2003      2002      2001      2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of year             $9.08   $12.01    $15.09    $16.75    $14.81
--------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)(2)             (0.05)   (0.08)    (0.05)     0.54      0.43
   Net realized and unrealized gain (loss)      4.01    (2.85)    (2.46)    (0.84)     2.25
--------------------------------------------------------------------------------------------
Total income (loss) from operations             3.96    (2.93)    (2.51)    (0.30)     2.68
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          --       --        --     (0.52)    (0.39)
   Net realized gains                             --       --     (0.57)    (0.84)    (0.35)
--------------------------------------------------------------------------------------------
Total distributions                               --       --     (0.57)    (1.36)    (0.74)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $13.04    $9.08    $12.01    $15.09    $16.75
--------------------------------------------------------------------------------------------
Total return                                   43.61%  (24.40)%  (16.88)%   (1.65)%   18.08%
--------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $42,824  $31,232   $43,455   $51,092   $45,979
--------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                                  1.30%    1.47%     1.44%     1.35%     1.35%
   Net investment income (loss)                (0.46)   (0.75)    (0.40)     3.21      2.74
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            4%       0%        5%        9%        2%
--------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income (loss) per share includes short-term capital gain distributions from underlying funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.


(4)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Growth Portfolio

--------------------------------------------------------------------------------

                                                                Class A Shares(1)
                                                 2004       2003       2002      2001      2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $8.75    $10.89     $13.64     $15.11    $14.43
--------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                     0.13      0.13       0.22       0.58      0.47
   Net realized and unrealized gain (loss)         2.90     (2.12)     (2.04)     (0.57)     1.05
--------------------------------------------------------------------------------------------------
Total income (loss) from operations                3.03     (1.99)     (1.82)      0.01      1.52
--------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          (0.12)    (0.13)     (0.24)     (0.60)    (0.49)
   Net realized gains                                --     (0.02)     (0.69)     (0.88)    (0.35)
--------------------------------------------------------------------------------------------------
Total distributions                               (0.12)    (0.15)     (0.93)     (1.48)    (0.84)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                     $11.66     $8.75     $10.89     $13.64    $15.11
--------------------------------------------------------------------------------------------------
Total return(4)                                   34.67%   (18.32)%   (13.56)%     0.21%    10.53%
--------------------------------------------------------------------------------------------------
Net assets, end of year (000's)                $321,089  $256,146   $354,879   $432,596  $432,580
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                  0.80%     0.80%      0.76%      0.60%     0.60%
   Net investment income                           1.27      1.30       1.81       3.91      3.23
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                               0%        1%         6%         9%        2%
--------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the two years ended January 31, 2004. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been:



                                       Decreases to
                                       Net Investment Income Expense Ratios
                                        Per Share            Without Fee Waivers
                                       2004       2003       2004      2003
                  --------------------------------------------------------------
                  Class A Shares       $0.01      $0.03      0.93%     1.03%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Growth Portfolio

--------------------------------------------------------------------------------

                                                              Class B Shares(1)
                                               2004       2003       2002       2001      2000
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $8.82    $10.98     $13.74     $15.18     $14.48
-------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                   0.05      0.05       0.13       0.47       0.36
   Net realized and unrealized gain (loss)       2.93     (2.13)     (2.05)     (0.57)      1.03
-------------------------------------------------------------------------------------------------
Total income (loss) from operations              2.98     (2.08)     (1.92)     (0.10)      1.39
-------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                        (0.03)    (0.06)     (0.15)     (0.46)     (0.34)
   Net realized gains                              --     (0.02)     (0.69)     (0.88)     (0.35)
-------------------------------------------------------------------------------------------------
Total distributions                             (0.03)    (0.08)     (0.84)     (1.34)     (0.69)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.77     $8.82     $10.98     $13.74     $15.18
-------------------------------------------------------------------------------------------------
Total return(4)                                 33.81%   (18.98)%   (14.17)%    (0.56)%     9.61%
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $306,251  $252,783   $353,777   $453,823   $486,164
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                1.55%     1.55%      1.49%      1.35%      1.35%
   Net investment income                         0.52      0.55       1.08       3.11       2.43
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                             0%        1%         6%         9%         2%
-------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the two years ended January 31, 2004. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been:



                                    Decreases to
                                    Net Investment Income Expense Ratios
                                     Per Share            Without Fee Waivers
                                    2004       2003       2004      2003
                     --------------------------------------------------------
                     Class B Shares $0.01      $0.01      1.60%     1.69%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Growth Portfolio

--------------------------------------------------------------------------------

                                                            Class C Shares(1)
                                               2004     2003      2002      2001      2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of year             $8.83   $11.00    $13.74    $15.19    $14.48
--------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                     0.07     0.06      0.14      0.47      0.35
   Net realized and unrealized gain (loss)      2.93    (2.15)    (2.04)    (0.58)     1.05
--------------------------------------------------------------------------------------------
Total income (loss) from operations             3.00    (2.09)    (1.90)    (0.11)     1.40
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (0.05)   (0.06)    (0.15)    (0.46)    (0.34)
   Net realized gains                             --    (0.02)    (0.69)    (0.88)    (0.35)
--------------------------------------------------------------------------------------------
Total distributions                            (0.05)   (0.08)    (0.84)    (1.34)    (0.69)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $11.78    $8.83    $11.00    $13.74    $15.19
--------------------------------------------------------------------------------------------
Total return                                   33.99%  (19.03)%  (14.01)%   (0.62)%    9.68%
--------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $44,950  $33,933   $46,933   $55,586   $57,596
--------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                                  1.38%    1.54%     1.41%     1.35%     1.35%
   Net investment income                        0.70     0.57      1.17      3.12      2.39
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            0%       1%        6%        9%        2%
--------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.


(4)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Balanced Portfolio

--------------------------------------------------------------------------------

                                                              Class A Shares(1)
                                                2004       2003       2002      2001      2000
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $9.86     $10.93     $12.38     $12.58    $12.95
-------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                   0.26       0.22       0.41       0.58      0.45
   Net realized and unrealized gain (loss)       1.91      (0.99)     (0.98)      0.55      0.10
-------------------------------------------------------------------------------------------------
Total income (loss) from operations              2.17      (0.77)     (0.57)      1.13      0.55
-------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                        (0.26)     (0.24)     (0.49)     (0.63)    (0.46)
   Net realized gains                              --         --      (0.39)     (0.70)    (0.46)
   Capital                                      (0.00)*    (0.06)        --         --        --
-------------------------------------------------------------------------------------------------
Total distributions                             (0.26)     (0.30)     (0.88)     (1.33)    (0.92)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.77      $9.86     $10.93     $12.38    $12.58
-------------------------------------------------------------------------------------------------
Total return(4)                                 22.32%     (7.12)%    (4.58)%     9.42%     4.37%
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $195,214   $164,473   $204,437   $220,781  $222,275
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                                0.76%      0.80%      0.67%      0.60%     0.60%
   Net investment income                         2.40       2.12       3.52       4.61      3.54
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                             1%         1%         1%         5%        4%
-------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been less than $0.01 and the actual expense ratio would have been 0.81%.


(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and expense reimbursements, total return would have been reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Balanced Portfolio

--------------------------------------------------------------------------------

                                                                Class B Shares(1)
                                                  2004       2003       2002      2001      2000
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $10.08     $11.17     $12.55     $12.64    $12.95
---------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                        0.18       0.15       0.33       0.49      0.35
   Net realized and unrealized gain (loss)         1.95      (1.02)     (0.99)      0.56      0.09
---------------------------------------------------------------------------------------------------
Total income (loss) from operations                2.13      (0.87)     (0.66)      1.05      0.44
---------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                          (0.18)     (0.16)     (0.33)     (0.44)    (0.29)
   Net realized gains                                --         --      (0.39)     (0.70)    (0.46)
   Capital                                        (0.00)*    (0.06)        --         --        --
---------------------------------------------------------------------------------------------------
Total distributions                               (0.18)     (0.22)     (0.72)     (1.14)    (0.75)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                     $12.03     $10.08     $11.17     $12.55    $12.64
---------------------------------------------------------------------------------------------------
Total return                                      21.39%     (7.79)%    (5.29)%     8.66%     3.48%
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's)                $176,633   $160,381   $199,381   $226,548  $238,456
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                                     1.53%      1.52%      1.42%      1.35%     1.35%
   Net investment income                           1.63       1.40       2.77       3.83      2.75
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                               1%         1%         1%         5%        4%
---------------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Balanced Portfolio

--------------------------------------------------------------------------------

                                                            Class C Shares(1)
                                               2004      2003      2002      2001     2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of year            $10.09    $11.17    $12.55    $12.64   $12.94
--------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                     0.19      0.16      0.33      0.50     0.36
   Net realized and unrealized gain (loss)      1.96     (1.02)    (0.99)     0.55     0.09
--------------------------------------------------------------------------------------------
Total income (loss) from operations             2.15     (0.86)    (0.66)     1.05     0.45
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (0.19)    (0.16)    (0.33)    (0.44)   (0.29)
   Net realized gains                             --        --     (0.39)    (0.70)   (0.46)
   Capital                                     (0.00)*   (0.06)       --        --       --
--------------------------------------------------------------------------------------------
Total distributions                            (0.19)    (0.22)    (0.72)    (1.14)   (0.75)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $12.05    $10.09    $11.17    $12.55   $12.64
--------------------------------------------------------------------------------------------
Total return                                   21.53%    (7.71)%   (5.28)%    8.67%    3.56%
--------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $38,777   $28,972   $32,525   $35,202  $33,989
--------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                                  1.48%     1.43%     1.37%     1.35%    1.35%
   Net investment income                        1.69      1.51      2.82      3.89     2.76
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            1%        1%        1%        5%       4%
--------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55%.


(4)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Conservative Portfolio

--------------------------------------------------------------------------------

                                                            Class A Shares(1)
                                               2004      2003      2002      2001     2000
--------------------------------------------------------------------------------------------
Net asset value, beginning of year             $9.94    $10.59    $11.51    $11.47   $12.04
--------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)                     0.36      0.32      0.53      0.67     0.56
   Net realized and unrealized gain (loss)      1.42     (0.55)    (0.81)     0.31    (0.33)
--------------------------------------------------------------------------------------------
Total income (loss) from operations             1.78     (0.23)    (0.28)     0.98     0.23
--------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (0.37)    (0.34)    (0.61)    (0.73)   (0.55)
   Net realized gains                             --     (0.00)*   (0.03)    (0.21)   (0.25)
   Capital                                     (0.00)*   (0.08)       --        --       --
--------------------------------------------------------------------------------------------
Total distributions                            (0.37)    (0.42)    (0.64)    (0.94)   (0.80)
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $11.35     $9.94    $10.59    $11.51   $11.47
--------------------------------------------------------------------------------------------
Total return                                   18.28%    (2.18)%   (2.33)%    8.91%    1.96%
--------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $60,332   $51,769   $58,176   $62,582  $70,327
--------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                                  0.74%     0.77%     0.70%     0.60%    0.60%
   Net investment income                        3.40      3.12      4.84      5.84     4.76
--------------------------------------------------------------------------------------------
Portfolio turnover rate                            7%        2%        1%        1%       3%
--------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Conservative Portfolio

--------------------------------------------------------------------------------

                                                    Class B Shares(1)
                                       2004      2003      2002      2001     2000
------------------------------------------------------------------------------------
Net asset value, beginning of year    $10.08    $10.72    $11.60    $11.50   $12.02
------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)             0.31      0.27      0.48      0.61     0.51
   Net realized and unrealized
    gain (loss)                         1.43     (0.55)    (0.82)     0.31    (0.33)
------------------------------------------------------------------------------------
Total income (loss) from operations     1.74     (0.28)    (0.34)     0.92     0.18
------------------------------------------------------------------------------------
Less distributions from:
   Net investment income               (0.32)    (0.28)    (0.51)    (0.61)   (0.45)
   Net realized gains                     --     (0.00)*   (0.03)    (0.21)   (0.25)
   Capital                             (0.00)*   (0.08)       --        --       --
------------------------------------------------------------------------------------
Total distributions                    (0.32)    (0.36)    (0.54)    (0.82)   (0.70)
------------------------------------------------------------------------------------
Net asset value, end of year          $11.50    $10.08    $10.72    $11.60   $11.50
------------------------------------------------------------------------------------
Total return                           17.53%    (2.57)%   (2.84)%    8.33%    1.50%
------------------------------------------------------------------------------------
Net assets, end of year (000's)      $47,401   $42,027   $45,937   $52,197  $64,910
------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)                          1.27%     1.29%     1.21%     1.10%    1.10%
   Net investment income                2.88      2.61      4.33      5.30     4.29
------------------------------------------------------------------------------------
Portfolio turnover rate                    7%        2%        1%        1%       3%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Conservative Portfolio

--------------------------------------------------------------------------------

                                                         Class C Shares(1)
                                               2004     2003     2002    2001    2000
---------------------------------------------------------------------------------------
Net asset value, beginning of year           $10.06   $10.71   $11.59   $11.50  $12.02
---------------------------------------------------------------------------------------
Income (loss) from operations:
---------------------------------------------------------------------------------------
   Net investment income(2)(3)                 0.31     0.28     0.49     0.64    0.51
   Net realized and unrealized gain (loss)     1.44    (0.56)   (0.82)    0.29  (0.32)
---------------------------------------------------------------------------------------
Total income (loss) from operations            1.75    (0.28)   (0.33)    0.93    0.19
---------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------
   Net investment income                      (0.33)   (0.29)   (0.52)   (0.63)  (0.46)
   Net realized gains                            --    (0.00)*  (0.03)   (0.21)  (0.25)
---------------------------------------------------------------------------------------
   Capital                                    (0.00)*  (0.08)      --       --      --
---------------------------------------------------------------------------------------
Total distributions                           (0.33)   (0.37)   (0.55)   (0.84)  (0.71)
---------------------------------------------------------------------------------------
Net asset value, end of year                 $11.48   $10.06   $10.71   $11.59  $11.50
---------------------------------------------------------------------------------------
Total return(4)                               17.65%   (2.58)%  (2.76)%   8.35%   1.59%
---------------------------------------------------------------------------------------
Net assets, end of year (000's)              $9,174   $7,472   $7,105   $7,530  $6,952
---------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(2)(5)                              1.25%    1.23%    1.14%    1.05%   1.05%
   Net investment income                       2.89     2.69     4.41     5.49    4.34
---------------------------------------------------------------------------------------
Portfolio turnover rate                           7%       2%       1%       1%      3%
---------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)The investment waived all or a portion of its management fees for the year ended January 31, 2004. If such fees were not waived, the per share decrease to net investment income would have been less than $0.01 and the actual expense ratio would have been 1.34%.


(3)Net investment income per share includes short-term capital gain distributions from underlying funds.


(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.


(6)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Income Portfolio

--------------------------------------------------------------------------------

                                                           Class A Shares(1)
                                               2004     2003     2002      2001     2000
-------------------------------------------------------------------------------------------
Net asset value, beginning of year             $9.59    $9.95   $10.65    $10.64   $11.50
-------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                  0.43     0.42     0.63      0.72     0.64
   Net realized and unrealized gain (loss)      0.79    (0.24)   (0.72)     0.07    (0.76)
-------------------------------------------------------------------------------------------
Total Income (loss) from operations             1.22     0.18    (0.09)     0.79    (0.12)
-------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (0.43)   (0.46)   (0.61)    (0.76)   (0.63)
   Net realized gains                             --       --       --     (0.02)   (0.11)
   Capital                                     (0.04)   (0.08)      --        --       --
-------------------------------------------------------------------------------------------
Total distributions                            (0.47)   (0.54)   (0.61)    (0.78)   (0.74)
-------------------------------------------------------------------------------------------
Net asset value, end of year                  $10.34    $9.59    $9.95    $10.65   $10.64
-------------------------------------------------------------------------------------------
Total return(4)                                13.02%    2.00%   (0.80)%    7.74%   (1.04)%
-------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $27,538  $22,612  $23,640   $26,354  $32,111
-------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                               0.77%    0.80%    0.74%     0.60%    0.60%
   Net investment income                        4.34     4.36     6.14      6.80     5.78
-------------------------------------------------------------------------------------------
Portfolio turnover rate                            4%       5%       3%        0%       4%
-------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.


(3)The manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been less than $0.01 and the actual expense ratio would have been 0.82%.


(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Income Portfolio

--------------------------------------------------------------------------------

                                                           Class B Shares(1)
                                               2004     2003     2002      2001     2000
-------------------------------------------------------------------------------------------
Net asset value, beginning of year             $9.66   $10.02   $10.72    $10.65   $11.50
-------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                  0.38     0.37     0.58      0.67     0.59
   Net realized and unrealized gain (loss)      0.80    (0.24)   (0.73)     0.07    (0.75)
-------------------------------------------------------------------------------------------
Total income (loss) from operations             1.18     0.13    (0.15)     0.74    (0.16)
-------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (0.38)   (0.41)   (0.55)    (0.65)   (0.58)
   Net realized gains                             --       --       --     (0.02)   (0.11)
   Capital                                     (0.04)   (0.08)      --        --       --
-------------------------------------------------------------------------------------------
Total distributions                            (0.42)   (0.49)   (0.55)    (0.67)   (0.69)
-------------------------------------------------------------------------------------------
Net asset value, end of year                  $10.42    $9.66   $10.02    $10.72   $10.65
-------------------------------------------------------------------------------------------
Total return(4)                                12.43%    1.44%   (1.35)%    7.21%   (1.47)%
-------------------------------------------------------------------------------------------
Net assets, end of year (000's)              $20,863  $19,320  $21,210   $22,799  $28,302
-------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                               1.30%    1.30%    1.26%     1.10%    1.10%
   Net investment income                        3.80     3.85     5.62      6.29     5.27
-------------------------------------------------------------------------------------------
Portfolio turnover rate                            4%       5%       3%        0%       4%
-------------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the two years ended January 31, 2004. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been:



                                   Decreases to
                                   Net Investment Income Expense Ratios
                                     Per Share           Without Fee Waivers
                                    2004       2003      2004      2003
                    --------------------------------------------------------
                    Class B Shares $0.00*     $0.00*     1.32%     1.37%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30%.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Income Portfolio

--------------------------------------------------------------------------------

                                                         Class C Shares(1)
                                              2004    2003     2002    2001     2000
--------------------------------------------------------------------------------------
Net asset value, beginning of year            $9.65  $10.01  $10.71   $10.65  $11.50
--------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income(2)(3)                 0.38    0.38    0.58     0.68    0.60
   Net realized and unrealized gain (loss)     0.80   (0.24)  (0.72)    0.06   (0.76)
--------------------------------------------------------------------------------------
Total income (loss) from operations            1.18    0.14   (0.14)    0.74   (0.16)
--------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                      (0.38)  (0.42)  (0.56)   (0.66)  (0.58)
   Net realized gains                            --      --      --    (0.02)  (0.11)
   Capital                                    (0.04)  (0.08)     --       --      --
--------------------------------------------------------------------------------------
Total distributions                           (0.42)  (0.50)  (0.56)   (0.68)  (0.69)
--------------------------------------------------------------------------------------
Net asset value, end of year                 $10.41   $9.65  $10.01   $10.71  $10.65
--------------------------------------------------------------------------------------
Total return(4)                               12.49%   1.49%  (1.29)%   7.22%  (1.42)%
--------------------------------------------------------------------------------------
Net assets, end of year (000's)              $3,225  $2,844  $2,882   $3,229  $3,698
--------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses(3)(5)                              1.25%   1.25%   1.25%    1.05%   1.05%
   Net investment income                       3.84    3.93    5.65     6.35    5.36
--------------------------------------------------------------------------------------
Portfolio turnover rate                           4%      5%      3%       0%      4%
--------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2)Net investment income per share includes short-term capital gain distributions from underlying funds.


(3)The manager waived all or a portion of its management fees for the three years ended January 31, 2004. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:




                                                    Expense Ratios
                                Decreases to       Without Fee Waivers
                             Net Investment Income  and/or Expense
                                 Per Share          Reimbursements
                             2004   2003    2002   2004    2003   2002
              --------------------------------------------------------
              Class C Shares $0.02  $0.04  $0.00*  1.51%   1.62% 1.29%



(4)Performance figures do reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(5)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.


(6)Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.


 * Amount represents less than $0.01 per share.



 THE SMITH BARNEY ALLOCATION SERIES PROSPECTUS

Smith Barney
Allocation
Series Inc.


                                                [LOGO] Smith Barney

                                                       Mutual Funds

                                                Your Serious Money.
                                                Professionally Managed./R/


Global Portfolio                                 Balanced Portfolio

High Growth Portfolio                            Conservative Portfolio

Growth Portfolio                                 Income Portfolio
--------------------------------------------------------------------------------

Additional Information About the Portfolios

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the portfolios' investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") provides more detailed information about each portfolio. It is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the portfolios or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 ( or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445 ), or by writing to the portfolios at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the portfolios that is not in this Prospectus, you should not rely upon that information. Neither the portfolios nor the distributors are offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.




Your Serious Money. Professionally Managed(R). is a Registered Service mark of Citigroup Global Markets Inc.


(Investment Company Act file no. 811-07435)


FD01083 5/04 16794

                                 May 28, 2004




                      Statement of Additional Information

                      Smith Barney Allocation Series Inc.

               High Growth Portfolio       Balanced Portfolio

                 Growth Portfolio        Conservative Portfolio

                 Global Portfolio           Income Portfolio

                  125 Broad Street, New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Allocation Series Inc. (the "Allocation Series" or the "fund") dated May 28, 2004 for Class A, Class B, Class C and Class Y shares of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio (individually, a "portfolio" and collectively, the "portfolios"), as amended or supplemented from time to time (collectively the "prospectus"), and should be read in conjunction therewith.



   The Allocation Series currently offers nine investment portfolios, six of which are described herein. Each portfolio seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof ("underlying funds") for which Citigroup Global Markets Inc. ("CGM") now or in the future acts as principal underwriter or for which CGM, Smith Barney Fund Management LLC ("SBFM" or the "manager"), or Travelers Investment Adviser Inc. ("TIA") now or in the future acts as investment adviser. The prospectus may be obtained from a CGM Financial Consultant or a PFS Investments Inc. ("PFS Investments") registered representative, a broker-dealer, financial intermediary, financial institution, (each called a "Service Agent") or by writing to the Allocation Series at the address set forth above or calling Allocation Series at the toll-free telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.



   You may obtain a copy of the fund's 2004 Annual Report to shareholders without charge by writing to the fund at the address set forth above or calling the fund at the toll-free telephone number set forth above.


                                   CONTENTS


                                                                         Page
                                                                         ----
  Why Invest in the Allocation Series...................................   2
  Directors and Executive Officers of the Allocation Series.............   2
  Investment Objectives, Management Policies and Risk Factors...........   8
  Additional Risk Factors...............................................  24
  Investment Restrictions...............................................  28
  Portfolio Turnover....................................................  30
  Purchase of Shares....................................................  31
  Redemption of Shares..................................................  37
  Valuation of Shares...................................................  40
  Exchange Privilege....................................................  40
  Dividends and Distributions...........................................  42
  Taxes.................................................................  42
  Investment Management and Other Services..............................  48
  Additional Information About the Portfolios...........................  56
  Financial Statements..................................................  58
  Other Information.....................................................  58
  Appendix A--Ratings of Debt Obligations............................... A-1
  Appendix B--Proxy Voting Policies and Procedures...................... B-1

                      WHY INVEST IN THE ALLOCATION SERIES


   The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The portfolios are designed to meet the needs of investors that prefer to have their asset allocation decisions made by professional money managers that are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including individual retirement accounts ("IRAs"), 401(k) employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.


   Each of the portfolios invests in a select group of underlying funds suited to the portfolio's particular investment objective. The allocation of assets among underlying funds within each portfolio is determined by SBFM according to fundamental and quantitative analysis. Since the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a portfolio's investments among underlying funds. The Allocation Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

           DIRECTORS AND EXECUTIVE OFFICERS OF THE ALLOCATION SERIES


   Overall responsibility for management and supervision of the fund rests with the fund's Board of Directors. The Directors approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the portfolios' distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the portfolios are delegated to the portfolios' manager, SBFM.


   The names of the Directors and executive officers of the Allocation Series, together with information as to their principal business occupations during the past five years, are shown below


                                                                                      Number of
                                                                                     Portfolios
                                                                                       in Fund
                               Position(s) Term of Office(1)                           Complex
                                Held with    and Length of   Principal Occupation(s)  Overseen   Other Directorships
    Name, Address, and Age        Fund        Time Served      During Past 5 Years   by Director  Held by Director
    ----------------------     ----------- ----------------- ----------------------- ----------- -------------------
INDEPENDENT DIRECTORS

H. John Ellis                   Director         1996         Retired                    28      None
  858 East Crystal Downs Drive
  Frankfort, MI 49635
  Age: 76

Armon E. Kamesar                Director         1995         Chairman, TEC              28      Inter Ocean Systems
  7328 Country Club Drive                                     International (an                  Inc.
  La Jolla, CA 92037                                          organization of chief
  Age: 75                                                     executives); Trustee,
                                                              U.S. Bankruptcy Court

Stephen E. Kaufman              Director         1995         Attorney                   55      None
  Stephen E. Kaufman PC Co.
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age: 71

                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                               Position(s)   Term of Office(1)                             Complex
                                Held with      and Length of    Principal Occupation(s)   Overseen   Other Directorships
   Name, Address, and Age         Fund          Time Served       During Past 5 Years    by Director  Held by Director
   ----------------------     -------------- ----------------- ------------------------- ----------- -------------------
John J. Murphy                Director             2002        President, Murphy              28     Barclays
  123 Prospect Street                                          Capital Management                    International
  Ridgewood, NJ 07450                                                                                Portfolios Group
  Age: 59                                                                                            Ltd. and affiliated
                                                                                                     companies

INTERESTED DIRECTOR

R. Jay Gerken                 Chairman,            2002        Managing Director of          221     None
  CAM                         President and                    CGM; Chairman,
  399 Park Avenue             Chief                            President and Chief
  New York, NY 10022          Executive                        Executive Officer of
  Age: 52                     Officer                          SBFM, TIA and Citi
                                                               Fund Management Inc.
                                                               ("CFM"); President and
                                                               Chief Executive Officer
                                                               of certain mutual funds
                                                               associated with
                                                               Citigroup Inc.
                                                               ("Citigroup"); Formerly,
                                                               Portfolio Manager of
                                                               Smith Barney Allocation
                                                               Series Inc. (from 1996 to
                                                               2001) and Smith Barney
                                                               Growth and Income
                                                               Fund (from 1996 to
                                                               2000)

OFFICERS

Andrew B. Shoup               Senior Vice          2003        Director of Citigroup         N/A     N/A
 CAM                          President and                    Asset Management
 125 Broad Street, 11th Floor Chief                            ("CAM"); Senior Vice
 New York, NY 10004           Administrative                   President and Chief
 Age: 47                      Officer                          Administrative Officer
                                                               of mutual funds
                                                               associated with
                                                               Citigroup; Treasurer of
                                                               certain mutual funds
                                                               associated with
                                                               Citigroup; Head of
                                                               International Funds
                                                               Administration of CAM
                                                               (from 2001 to 2003);
                                                               Director of Global Funds
                                                               Administration of CAM
                                                               (from 2000 to 2001);
                                                               Head of U.S. Citibank
                                                               Funds Administration of
                                                               CAM (from 1998 to
                                                               2000)

                                                                                      Number of
                                                                                     Portfolios
                                                                                       in Fund
                             Position(s) Term of Office(1)                             Complex
                              Held with    and Length of    Principal Occupation(s)   Overseen   Other Directorships
   Name, Address, and Age       Fund        Time Served       During Past 5 Years    by Director  Held by Director
   ----------------------    ----------- ----------------- ------------------------- ----------- -------------------
Stephen Bleiberg             Vice              Since       Managing Director of          N/A             N/A
  CAM                        President          2003       CAM; Managing
  399 Park Avenue, 4th Floor and                           Director and Chairman
  New York, NY 10022         Investment                    of the Global Equity
  Age: 44                    Officer                       Strategy Group, Credit
                                                           Suisse Asset
                                                           Management (from 1991
                                                           to 2003)

Kaprel Ozsolak               Controller         2002       Vice President of CGM;        N/A             N/A
 CAM                                                       Controller of certain
 125 Broad Street                                          mutual funds associated
 New York, NY 10004                                        with Citigroup
 Age: 38

Andrew Beagley               Chief Anti-        2002       Director, CGM (Since          N/A             N/A
 CAM                         Money                         2000); Director of
 399 Park Avenue             Laundering                    Compliance, North
 New York, NY 10022          Compliance                    America, Citigroup
 Age: 41                     Officer                       Asset Management
                                                           (since 2000); Director of
                                                           Compliance, Europe, the
                                                           Middle East and Africa,
                                                           Citigroup Asset
                                                           Management (from 1999
                                                           to 2000); Compliance
                                                           Officer, Salomon
                                                           Brothers Asset
                                                           Management Limited,
                                                           Smith Barney Global
                                                           Capital Management
                                                           Inc., and Salomon
                                                           Brothers Asset
                                                           Management Asia
                                                           Pacific Limited (from
                                                           1997 to 1999)

Robert I. Frenkel            Secretary          2003       Managing Director and         N/A             N/A
 CAM                         and Chief                     General Counsel, Global
 300 First Stamford Place    Legal                         Mutual Funds for CAM
 Stamford, CT 06902          Officer                       and its predecessor
 Age: 49                                                   (since 1994); Secretary
                                                           of CFM; Secretary and
                                                           Chief Legal Officer of
                                                           certain mutual funds
                                                           associated with
                                                           Citigroup

--------
(1) Each Director and Officer serves until his or her successor has been duly elected and qualified.

(2) Mr. Gerken is a Director who is an "interested person" of the Fund because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2003, the Directors of the fund beneficially owned equity securities of the portfolios within the dollar ranges presented in the table below:





                                                                                              Dollar Range of  Dollar Range
                      Dollar Range of   Dollar Range of   Dollar Range of   Dollar Range of  Equity Securities   of Equity
                     Equity Securities Equity Securities Equity Securities Equity Securities      in the       Securities in
                          in the          in the High      in the Growth    in the Balanced    Conservative     the Income
Name of Director     Global Portfolio  Growth Portfolio      Portfolio         Portfolio         Portfolio       Portfolio
----------------     ----------------- ----------------- ----------------- ----------------- ----------------- -------------
H. John Ellis.......       None           $1-$10,000           None              None              None            None
Armon E. Kamesar....       None           None                 None              None              None            None
Stephen E. Kaufman..       None           None                 None              None              None            None
John J. Murphy......       None           None                 None              None              None            None
R. Jay Gerken.......       None           None                 None              None              None            None

                       Aggregate Dollar
                        Range of Equity
                       Securities in All
                     Registered Investment
                      Companies Overseen
                     by Director in Family
                         of Investment
Name of Director           Companies
----------------     ---------------------
H. John Ellis.......     Over $100,000
Armon E. Kamesar....     None
Stephen E. Kaufman..     None
John J. Murphy......     None
R. Jay Gerken.......     Over $100,000


   As of December 31, 2003, none of the Directors who are not "interested persons," as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"), or his or her immediate family members, owned beneficially, or of record, any securities in the manager or principal underwriter of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the portfolios.


   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.


   The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.





   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal account procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent public accountants.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each portfolio's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.



   The fund also has a Pricing Committee composed of the Chairman of the Board and one Independent director which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee met one time.



   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each Director during the fund's last fiscal year and the total compensation paid by the CAM Mutual Fund complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such periods. The fund does not pay retirement benefits to its Directors and officers. Officers and the interested Director of the fund are compensated by CGM.

                                               Total Pension or   Compensation       Number of
                                  Aggregate       Retirement     from Allocation  Funds for Which
                                Compensation   Benefits Accrued  Series and Fund  Director Serves
                               From Allocation    As part of         Complex          Within
Name of Person                     Series      Company Expenses Paid to Directors  Fund Complex
--------------                 --------------- ---------------- ----------------- ---------------
H. John Ellis*................     $14,500            $0            $ 63,800             28
Armon E. Kamesar*.............     $14,500            $0            $ 63,900             28
Stephen E. Kaufman*...........     $12,700            $0            $119,350             55
John J. Murphy*...............     $14,601            $0            $ 64,100             28
R. Jay Gerken**...............     $     0            $0            $      0            221

--------
*  Designates member of Audit Committee.
** Designates an "interested" director.


   At the end of the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to Directors Emeritus was $12,250.



   No officer, director or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $10,000 per annum plus $100 per portfolio meeting; in addition, each Director is paid $100 per telephonic meeting attended. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $28,118. Effective January 1, 2004, Mr. Kamesar's compensation from the fund was increased from $10,000 per annum to $11,000 per annum. Effective April 1, 2004, the fund pays each director who is not an officer, director or employee of CGM or any of its affiliates (with the exception of Mr. Kamesar), a fee of $15,000 per annum. Effective April 1, 2004, the fund pays Mr. Kamesar a fee of $16,000 per annum.



   As of May 17, 2004, the fund's Directors and officers, as a group, owned less than 1% of the outstanding shares of any of the fund's portfolios.



   As of May 17, 2004, to the knowledge of the fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934 ("the 1934 Act")) owned beneficially or of record more than 5% of the outstanding shares of a portfolio, with the exception of the following:



          Portfolio            Class          Name & Address           Shares Held  Percent
          ---------            ----- -------------------------------- ------------- -------
Global Portfolio..............   A   PFPC Brokerage Services          1,705,585.494 89.534%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 A   Smith Barney Multi Choice Trust    125,873.807   6.60%
                                     Smith Barney Corporate Trust
                                     Two Tower Center
                                     P.O. Box 1063
                                     East Brunswick, NJ 08816-1063

                                 B   PFPC Brokerage Services          1,261,317.938  95.55%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

          Portfolio            Class          Name & Address           Shares Held   Percent
          ---------            -----          --------------           -----------   -------
High Growth Portfolio.........   A   PFPC Brokerage Services          23,961,285.895 87.15%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 B   PFPC Brokerage Services          16,148,218.647 80.13%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

Growth Portfolio..............   A   PFPC Brokerage Services          23,318,777.485 82.36%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 B   PFPC Brokerage Services          17,764,308.420 73.58%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

Balanced Portfolio............   A   PFPC Brokerage Services          13,987,246.564 80.67%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 B   PFPC Brokerage Services          10,531,223.626 77.26%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

Conservative Portfolio........   A   PFPC Brokerage Services           4,548,548.826 79.39%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 A   Smith Barney Multi Choice Trust     469,843.045  8.20%
                                     Smith Barney Corporate Trust Co.
                                     Two Tower Center
                                     P.O. Box 1063
                                     East Brunswick, NJ 08816-1063

                                 B   PFPC Brokerage Services           3,037,278.936 77.70%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 C   Frank A Abacherli                    54,800.785  6.70%
                                     Shirley M. Abacherli TTEES
                                     FBO Abacherli Family Trust
                                     DTD 10/06/89
                                     29875 Newport Rd
                                     Menifee, CA 92584-9524

          Portfolio            Class          Name & Address           Shares Held  Percent
          ---------            -----          --------------           -----------  -------
Income Portfolio..............   A   PFPC Brokerage Services          2,053,949.907 73.08%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 A   Smith Barney Multi Choice Trust    211,805.234  7.53%
                                     Smith Barney Corporate Trust Co.
                                     Two Tower Center
                                     P.O. Box 1063
                                     East Brunswick, NJ 08816-1063

                                 B   PFPC Brokerage Services          13,774,900.48 73.37%
                                     FBO Primerica Financial Services
                                     211 South Gulph Road
                                     King of Prussia, PA 19406

                                 C   Rita Diana                          17,376.978  5.55%
                                     CGM Easy IRA Custodian
                                     108 Palmetto Lane Road
                                     Milford, PA 18337-7022

                                 C   2000 Faye L Turner Revocable T      19,607.843  6.26%
                                     U/A/D Faye L Turner TTEE
                                     65A Lovell Ave Apt.
                                     4 Mill Valley, CA 94941-1833


          INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

   The Allocation Series is an open-end, non-diversified management investment company. The prospectus discusses the investment objectives of the portfolios and each of the underlying funds in which the portfolios may invest. In pursuing their investment objectives and policies, each of the underlying funds is permitted to engage in a wide-range of investment policies. Since the portfolios invest in the underlying funds, shareholders of each portfolio will be affected by these investment policies in direct proportion to the amount of assets each portfolio allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest (and repurchase agreements in which the portfolios and/or the underlying funds may invest), the investment policies and portfolio strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the portfolios or the underlying funds will be achieved.


   The Articles of Incorporation of the Allocation Series permit the Board of Directors to establish additional portfolios of the Allocation Series from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios are established.


Equity Securities

   Common Stocks. Certain of the underlying funds invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stock. Certain of the underlying funds invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Foreign Investments. The portfolios will each invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Foreign investments include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depository Receipts). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain underlying funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.


   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.


   Securities held by an underlying fund may not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain underlying funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

   The interest and dividends payable on an underlying fund's foreign securities may be subject to foreign withholding taxes, and the general effect of these taxes will be to reduce the underlying fund's income.

Additionally, the operating expenses of a fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a portfolio investing in such fund.

   American, European and Continental Depository Receipts. Certain of the underlying funds may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies evidencing ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

   For purposes of a portfolio's investment policies, depository receipts generally are deemed to have the same classifications as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

   Warrants. A warrant entitles a fund to purchase common stock from the issuer at a specified price and time. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Fixed-Income Securities

   General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds.

   The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

   Certain of the underlying funds may invest only in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's Investors Service Inc. ("Moody's") (Aaa or
Aa) or The Standard & Poor's Division of McGraw-Hill Companies, Inc. ("S&P") (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.


   High Yield Securities. Certain of the underlying funds may invest in securities rated below investment grade; that is, rated below Baa by Moody's or BBB by S&P, or determined by the underlying fund's adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix for additional information on the bond ratings by Moody's and S&P.

   Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

   Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

   Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

   U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small

Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. The underlying funds may invest in instruments that are supported by the right of the issuer to borrow from the U.S, Treasury and instruments that are supported solely by the credit of the instrumentality or government sponsored enterprise. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a portfolio or an underlying fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the portfolio or the underlying fund, as the case may be.


   Mortgage-Related Securities. Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the underlying funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

   The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Foreign Government Securities. Among the foreign government securities in which certain underlying funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

   Brady Bonds. Certain of the underlying funds may invest in Brady bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external

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

debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). Brady bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms including liberalization of trade and foreign investment, privatization of state-owned enterprises and establishing targets for public spending and borrowing.

   Brady bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the underlying fund's investment adviser to be of comparable quality.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which constitute supplemental interest payments but generally are not collateralized. Certain Brady bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady bonds, although the collateral is not available to investors until the final maturity of the Brady bonds.


   Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of certificates of deposit ("CD's") of each held by the fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. An U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

   Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund's adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Practices

   In attempting to achieve its investment objective, an underlying fund and/or a portfolio may employ, among others, the following portfolio strategies.


   Repurchase Agreements. Certain of the underlying funds, and the portfolios, may enter into repurchase agreements. In a repurchase agreement, a fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The underlying fund or portfolio custodian will have custody of, and will hold in a segregated account, securities acquired by the underlying fund or portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the underlying fund or portfolio. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the underlying fund's or portfolio's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the underlying fund or portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the underlying fund or portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.



   Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.


   When-issued Securities and Delayed-delivery Transactions. To secure an advantageous price or yield, certain of the underlying funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase by an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

   Lending of Portfolio Securities. Certain of the underlying funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an underlying fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

   By lending its securities, an underlying fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each underlying fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk. Payments received by an underlying fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the underlying fund's dividends received by a portfolio and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).


   Short Sales. Certain of the underlying funds may from time to time sell securities short. A short sale is a transaction in which the fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

   When a fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the fund replaces the borrowed securities. To deliver the securities to the buyer, the fund must arrange through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

   Short Sales Against the Box. Certain of the underlying funds may enter into a short sale of common stock such that when the short position is open the fund involved owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery a fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The underlying funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Restricted Securities. Certain of the underlying funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

   Reverse Repurchase Agreements. Certain underlying funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the underlying fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

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

   An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund's custodian consisting of U.S. government securities, cash or cash equivalents.

   Leveraging. Certain of the underlying funds may from time to time leverage their investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

   Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the underlying fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an underlying fund's net investment income in any given period.

Derivative Transactions

   Derivative transactions, including the options and futures transactions described below, are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to the underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund's return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

   Certain of the underlying funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors). Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

   Options On Securities. Certain of the underlying funds may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by an underlying fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An underlying fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

   An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

   Although an underlying fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect a closing transaction in a particular option. If as a covered call option writer a fund is unable to effect closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options written by an underlying fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing the appropriate additional amount of those securities.


   Stock Index Options. Certain of the underlying funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Since the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   An underlying fund will engage in stock index options transactions only when determined by its adviser to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Currency Transactions. Certain of the underlying funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

   A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain underlying funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency;
(b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

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   At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.


   Foreign Currency Options. Certain of the underlying funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.


   An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

   Futures Contracts. The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the fund.

   Certain of the underlying funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. However, the International All Cap Growth Portfolio may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.


   No consideration is paid or received by a fund upon entering into a futures contract. Initially, an underlying fund will be required to deposit with its custodian an amount of cash or cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.


   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by an underlying fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position

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

in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Since the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the options.


   The Commodities and Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each underlying fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation under the Commodity Exchange Act. As a result of these CFTC rule changes, the underlying funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The underlying funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.


   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund's adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

   Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund's trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

   Swap Agreements. Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest, on a notional principal amount from the party selling such interest rate floor.

   Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into

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

interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with State Street Bank & Trust Company. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking funds acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

                            ADDITIONAL RISK FACTORS

   Investment in Other Mutual Funds. The investments of each portfolio are concentrated in underlying funds so each portfolio's performance is directly related to the investment performance of the underlying funds held by it. The ability of each portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by SBFM. There can be no assurance that the investment objective of any portfolio or any underlying fund will be achieved. The portfolios will only invest in Class Y shares of the underlying Smith Barney funds and, accordingly, will not pay any sales loads or 12b-1 or service or distribution fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Smith Barney funds that are applicable to Class Y shareholders. The investment returns of each portfolio, therefore, will be net of the expenses of the underlying funds in which it is invested.

   Non-Diversified Portfolios. Each portfolio and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such company is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such company may be subject to greater risk with respect to its individual portfolio than an investment company that is more broadly diversified.

   Securities of Unseasoned Issuers. Securities in which certain of the underlying funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

   Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

   Brady Bonds. A significant amount of the Brady bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady bonds. In the event of a default on collateralized Brady bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

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

   Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

   Mortgage-Related Securities. To the extent an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund's principal investment to the extent of the premium paid. The underlying fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the fund's adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund's adviser deems representative of its value, the value of the underlying fund's net assets could be adversely affected.

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   High Yield Securities.  An underlying fund may invest in high yield, below investment grade securities. Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

   Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund's shares.

   The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

   While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.


   Short Sales. If an underlying fund anticipates that the price of a company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever an underlying fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.


   Repurchase Agreements. Repurchase agreements, as utilized by an underlying fund or a portfolio of the Allocation Series, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

   Reverse Repurchase Agreements. Certain of the underlying funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities.

   Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

   When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

   Leverage. Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in a fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

   Indexed Securities. Certain of the underlying funds may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

   Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund's net asset value per share to decrease faster than would otherwise be the case.

   Swap Agreements. As one way of managing their exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

   Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

   Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

   Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

                            INVESTMENT RESTRICTIONS

   The Allocation Series has adopted the following fundamental investment restrictions for the protection of shareholders. Under the 1940 Act, a fundamental policy of a portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

   The investment policies adopted by the Allocation Series prohibit a portfolio from:

      1. Borrowing money except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended ("the 1933 Act") in disposing of portfolio securities.


      4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   The Allocation Series has also adopted certain non-fundamental investment restrictions that may be changed by the fund's Board of Directors at any time. Accordingly the portfolios are prohibited from:

      1.  Purchasing securities on margin.

      2.  Making short sales of securities or maintaining a short position.

      3. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33 1/3% of the value of a portfolio's total assets.

      4. Investing in oil, gas or other mineral exploration or development programs.

      5. Writing or selling puts, calls, straddles, spreads or combinations thereof.

      6. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

      7. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for underlying funds).

      8. Making investments for the purpose of exercising control or management.

      9. Purchasing or retaining securities of any company if, to the knowledge of the Allocation Series, any officer or director of the Allocation Series or SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

   Notwithstanding the foregoing investment restrictions, the underlying funds in which the portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its statement of additional information.

   Under Section 12d(l)(G) of the 1940 Act, each portfolio may invest substantially all of its assets in the underlying funds.

   Due to their investment objectives and policies, the portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the portfolios' investment programs set forth in the prospectus, each of the portfolios may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each portfolio will invest (other than the Smith Barney Money Funds--Cash Portfolio) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Money Funds--Cash Portfolio will invest at least 25% of its assets in obligations issued by banks.

                              PORTFOLIO TURNOVER

   The turnover rate for each portfolio is not expected to exceed 25% annually. Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectus.

   The portfolio turnover for the two most recent fiscal years for each portfolio is contained in the following table:


                                                 Fiscal Year Fiscal Year
                                                    Ended       Ended
        Name of Portfolio                         01/31/03    01/31/04
        -----------------                        ----------- -----------
        Global Portfolio........................     8%          3%
        High Growth Portfolio...................     0%          4%
        Growth Portfolio........................     1%          0%
        Balanced Portfolio......................     1%          1%
        Conservative Portfolio..................     2%          7%
        Income Portfolio........................     5%          4%



   The turnover rates of the underlying funds have ranged from 1% to 148% during their most recent fiscal year. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                               High Growth Portfolio, Global Portfolio,           Conservative Portfolio and
                               Growth Portfolio and Balanced Portfolio*               Income Portfolio**
                               --------------------------------------    --------------------------------------
                               Sales Charge Sales Charge Broker/Dealer   Sales Charge Sales Charge  Broker/Dealer
                                 as % of      as % of      Commission      as % of      as % of       Commission
                                 Offering      Amount       as % of        Offering      Amount        as % of
Amount of Investment              Price       Invested   Offering Price     Price       Invested    Offering Price
--------------------           ------------ ------------ --------------  ------------ ------------ --------------
Less than $25,000.............     5.00%        5.26%            4.50%       4.50%        4.71%            4.05%
$   25,000-49,999.............     4.25         4.44             3.83        4.00         4.17             3.60
$   50,000-99,999.............     3.75         3.90             3.38        3.50         3.63             3.15
$  100,000-249,999............     3.25         3.36             2.93        2.50         2.56             2.25
$  250,000-499,999............     2.75         2.83             2.48        1.50         1.52             1.35
$  500,000-999,999............     2.00         2.04             1.80         -0-          -0-       Up to 1.00(****)
$1,000,000 and over...........      -0-          -0-       Up to 1.00***      -0-          -0-       Up to 1.00(****)

--------
* You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
** You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

*** Effective June 1, 2004, a distributor may pay up to 1.00% to a Service
    Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the portfolio. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, a distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from a distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from a distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.




**** Effective June 1, 2004, a distributor may pay up to 1.00% to a Service
     Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the portfolio. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, a distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from a distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from a distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a portfolio made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc., qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   PFS Investments Accounts. Each portfolio offers two classes of shares to investors purchasing shares through PFS Investments: Class A shares and Class B shares.

   Initial purchases of shares of a portfolio must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, ("PSS") P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, PSS acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If PSS ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. PSS will hold shares purchased in the shareholder's account.


   Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in each class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for each class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for each class in a portfolio is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. Each portfolio reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or PSS prior to the close of regular trading on the The New York Stock Exchange Inc. ("NYSE") on any day a portfolio calculates its net asset value are priced according to the net asset value determined on that day.


   Initial purchases of portfolio shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact PSS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PSS at
(800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. A shareholder who does not wish to allow subsequent investments by telephone by any person in his account should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding PSS may be obtained by contacting the Client Services Department at (800) 544-5445.

   CGM Accounts. Purchases of shares of each portfolio must be made through a brokerage account maintained with a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the funds through the Citicorp Trust Bank, fsb

(the "Transfer Agent"). When purchasing shares of a portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PSS are not subject to a maintenance fee.


   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfer of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM or PFS Investments. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be at net asset value without a sales charge in the following circumstances: (a) sales to
(i) board members and employees (including retired board members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons; purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice Program ("ExecChoice(TM) Program"), and (ii) employees of members of the NASD Inc. ("NASD"), provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed CGM Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund portfolio which (i) was sponsored by the CGM Financial Consultant's prior employer, (ii) was sold to the client by the CGM Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a portfolio (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a portfolio, provided the reinvestment is made within 60 calendar days of the redemption and the service agent of any such shareholder is notified; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases by separate accounts used to fund certain Section 403(b) or Section 401(a) or (k) accounts; and (k) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.


   Right of Accumulation. Class A shares of a portfolio may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in "Purchase of Shares--Sales Charge Alternatives--Class A Shares" includes (i) all Class A shares of a portfolio and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter of Intent plus (ii) the value of all Class A shares which paid an initial sales charge previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter of Intent will commence upon the date the Letter of Intent is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.



   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. For each of the portfolios, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of a portfolio within 13 months from the date of the Letter of Intent. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the portfolio's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.


   Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a pension, profit- sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act;
(d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (e) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a portfolio for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Deferred Sales Charge Provisions


   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.



   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares which are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of portfolio assets;
(b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.



   Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances where the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney Retirement Programs."

                                                     Deferred Sales Charge
                                         --------------------------------------------
                                                                High Growth Portfolio,
                                                                  Global Portfolio,
           Year Payment Was              Conservative Portfolio    Growth Portfolio
          Made Since Purchase             and Income Portfolio  and Balanced Portfolio
          -------------------            ---------------------- ----------------------
First...................................          4.50%                  5.00%
Second..................................          4.00                   4.00
Third...................................          3.00                   3.00
Fourth..................................          2.00                   2.00
Fifth...................................          1.00                   1.00
Sixth and thereafter....................          0.00                   0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any deferred sales charge, it will be assumed that redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other portfolios. For U.S. federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any deferred sales charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of a portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and CGM clients may receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program. The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.


   Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:



      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.



      For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.



   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice/TM/ Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least (i) $1,000,000, for plans opened on or after June 21, 1996 and before April 10, 2003 and (ii) $3,000,000 for plans opened on or after April 10, 2003, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. (For participating plans that were originally established through a CGM retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.



   Any participating plan in the Smith Barney 401(k) or ExecChoice/TM/ Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same portfolio regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoice/TM/ Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.


   Participating plans wishing to acquire shares of a portfolio through the Smith Barney 401(k) Program or the ExecChoice/TM/ Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Service Agent.

                             REDEMPTION OF SHARES

   The Allocation Series is required to redeem the shares of each portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   If a shareholder holds shares in more than one Class, any requests for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Allocation Series' Transfer Agent receives further instructions from CGM or if the shareholder's account is not with a CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances.


   The portfolios do not issue share certificates unless a written request signed by all registered owners of such shares is made to the sub-transfer agent. If a shareholder holds share certificates, it will take longer to exchange or redeem shares.


   Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

CGM Accounts

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

   Smith Barney Allocation Series Inc./ [Name of Portfolio]

   Class A, B, C or Y (please specify)


   c/o PFPC Inc.


   P.O. Box 9699

   Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent. Any signature required in connection with a redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets a portfolio normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of a portfolio's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a portfolio's shareholders.

   Telephone Redemption and Exchange Program. Shareholders who do not have a CGM brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact a sub-transfer agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Allocation Series.)

   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of a portfolio's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or be a correspondent of a member bank. The Allocation Series reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's portfolio account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Allocation Series nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Allocation Series and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Allocation Series reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of a portfolio at any time by sending a written request in proper form directly to a sub-transfer agent, PSS, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact PSS at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PSS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not U.S. federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.


   A shareholder may utilize PSS Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days;
(b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and
(d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach PSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Allocation Series' regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated

Clearinghouse (ACH). PSS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a portfolio. Withdrawals may be made under the Withdrawal Plan by redeeming as many shares of a portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholders' investment in a portfolio, there will be a reduction in the value of the shareholder's account and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the portfolio. Withdrawal Plans should be set up with a Service Agent. Shareholders who purchase shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawals Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

                              VALUATION OF SHARES

   The net asset value of each portfolio's Classes of shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The per share net asset value of each Class may differ because of the differences in distribution fees and Class-specific expenses. The following is a description of the procedures used by each portfolio in valuing its assets.

   The value of each underlying fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Allocation Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

                              EXCHANGE PRIVILEGE

   Shares of each Class of a portfolio may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of

Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.


   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by a portfolio, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the portfolio that have been exchanged.


   Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the portfolio that have been exchanged.


   Class A and Class Y Exchanges. Class A and Class Y shareholders of the portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the available Smith Barney Mutual Funds may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. CGM and PFS Investments reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--CGM Accounts--Telephone Redemptions and Exchange Program and PFS Investments Accounts." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the portfolio being acquired is identical to the registration of the shares of the portfolio exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Taxes", followed by a purchase of shares of a different portfolio. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired.

   Additional Information Regarding Exchanges. The portfolios are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a portfolio and its shareholders. Accordingly, if the portfolio's management, in its sole discretion, determines that an investor is engaged in excessive trading, the portfolio, with or without prior notice, may temporarily or permanently terminate the availability to that investor of portfolio exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The portfolios may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the portfolio will take no other action with respect to the shares until it receives further instructions from the investor. The portfolios' policy on excessive trading applies to investors who invest in a portfolio directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the portfolios may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase another portfolio's or fund's shares. In such a case, the redemption request would be processed at the portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the portfolio or fund being purchased formally accepts the order, which may result in the purchase being delayed.

                          DIVIDENDS AND DISTRIBUTIONS


   The Income Portfolio declares and pays monthly dividends from its net investment income. The Balanced Portfolio and Conservative Portfolio declare and pay quarterly dividends from net investment income. The Global Portfolio, Growth Portfolio and High Growth Portfolio declare and pay annual dividends from net investment income. Distributions from net realized capital gains, if any, in each of the separate portfolios will be made annually. Each separate portfolio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains in order to avoid a federal excise tax liability.


   If a shareholder does not otherwise instruct, dividends and capital gain distributions will automatically be reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this automatic reinvestment option.

                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the portfolios or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Tax Treatment of the Portfolios


   Each portfolio will be treated as a separate taxpayer for federal income tax purposes. Each portfolio intends to continue to qualify separately to be treated as a "regulated investment company" under the Code each taxable year. To so qualify, each portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year, (i) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a portfolio will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such portfolio satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each portfolio will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.





   Distributions received by a portfolio from an underlying fund attributable to the underlying fund's investment company taxable income are taxable as dividend income to the portfolio. Distributions received by a portfolio from an underlying fund attributable to the excess of the underlying fund's net long-term capital gain over its net short-term capital loss and that are properly designated as "capital gain dividends" are taxable as long-term capital gain to the portfolio, regardless of how long the portfolio has held the underlying fund's shares. Upon the sale or other disposition by a portfolio of shares of any underlying fund, the portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the portfolio's holding period for the shares.



   On January 31, 2004, the unused capital loss carryforwards of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio were approximately $1,039,000, $61,978,000, $44,297,000, $4,822,000, $938,000 and $1,002,000, respectively.
For U.S. federal income tax purposes, each such respective amount is available to be applied against future capital gains of the related portfolio that are realized prior to the expiration of the applicable carryforward. The carryforwards expire in varying amounts annually between January 31, 2010 and January 31, 2012, between January 31, 2010 and January 31, 2012, between January 31, 2011 and January 31, 2012, between January 31, 2011 and January 31, 2012, January 31, 2012, and between January 31, 2009 and January 31, 2012 respectively.



   The Code imposes a 4% nondeductible excise tax on a portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Tax Treatment of the Underlying Funds


   Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the portfolios.


   An underlying fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the portfolios and thus to the shareholders. These provisions also (a) will require an underlying fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

   An underlying fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.


   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund's investments.



   If more than 50% of the value of an underlying fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by the portfolios that own its shares. Such a portfolio would then be required to include its proportionate share of the electing fund's foreign income and related foreign taxes in income even if the portfolio does not receive the amount representing foreign taxes. Each of the portfolios may invest in some underlying funds that expect to be eligible to make the above-described election. While a portfolio will be able to deduct the foreign taxes that it will be treated as having paid if the election is made, the portfolios will not itself be able to elect to treat such foreign taxes as paid by its shareholders. Accordingly, the shareholders of the portfolio will not have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

   Passive Foreign Investment Companies. If an underlying fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

   If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


   Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.


   Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Tax Treatment of United States Shareholders

   Dividends and Distributions. Dividends and other distributions by a portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

   Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the portfolio upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the portfolio. All other dividends (including dividends from short-term capital gains) of a portfolio from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a portfolio to an individual in a particular taxable year if 95% or more of the portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the portfolio; or (ii) the portion of the regular dividends paid by a portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a portfolio after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a portfolio from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend
(i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.





   If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a portfolio that invests in that fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the portfolio receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the portfolio receiving the dividends are deemed to have been held by the underlying fund, the portfolio or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

   Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares.   Upon the sale or exchange of his shares, a shareholder
will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



   If a shareholder incurs a sales charge in acquiring shares of a portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. A portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


   Notices. Shareholders will receive, if appropriate, various written notices after the close of a portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the portfolio to its shareholders during the preceding taxable year.


   Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the portfolios and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a portfolio.






                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

   SBFM acts as investment manager to the portfolios pursuant to a separate Asset Allocation and Administration Agreement for each portfolio (each an "Agreement" and collectively, the "Agreements"). SBFM is an indirect wholly-owned subsidiary of Citigroup.

   Pursuant to each portfolio's Agreement, SBFM will provide supervision of that portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the portfolio. SBFM will determine the percentage of a portfolio's assets invested from time to time in
(i) each underlying fund selected by the Board pursuant to the investment objective and policies of the portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM will allocate investments for a portfolio among the underlying funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the underlying funds. The allocation among the underlying funds will be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the underlying funds.

   SBFM will also make recommendations to the Board concerning changes to (i) the underlying funds in which the portfolios may invest, (ii) the percentage range of assets that may be invested by a portfolio in any one underlying fund and (iii) the percentage range of assets of a portfolio that may be invested in equity funds and fixed income funds (including money market funds).

   SBFM maintains books and records with respect to the portfolios' investment transactions and such other books and records required to be maintained by SBFM pursuant to the 1940 Act and SBFM will render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the portfolios or the fund are the property of the fund and it will surrender promptly to the fund on behalf of a portfolio any of such books and records upon the fund's request.

   SBFM will (i) maintain office facilities for the fund, (ii) furnish the portfolios with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund and the portfolios, (iii) prepare reports to each portfolio's shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under each Agreement.

   For the services provided and the expenses assumed pursuant to the Agreements, each portfolio will pay to SBFM out of its assets a monthly fee in arrears equal to 0.20% per annum of its average daily net assets during the month. All other expenses not specifically assumed by SBFM under the Agreements on behalf of a portfolio are borne by the fund. Expenses payable by the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of Independent Directors, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio and general corporate expenses are allocated on the basis of relative net assets.



   Total portfolio operating expenses will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the portfolios as follows: for the Global, High Growth, Growth and Balanced Portfolios, 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.55% for Class Y shares; for the Conservative and Income Portfolios, 0.80% for Class A shares, 1.30% for Class B shares, 1.25% for Class C shares, and 0.55% for Class Y shares. This expense cap will not be changed in the future without the approval of the Board of Directors of Allocation Series.



   Each Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of a portfolio, and in either event, by a majority of the Independent Directors of the fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. The fund, on behalf of a portfolio, or SBFM may terminate an Agreement on sixty days' written notice without penalty. An Agreement will terminate automatically in the event of its assignment. In approving the continuation of each Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to each portfolio, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each portfolio. The Board also considered the portfolios' performance relative to a selected peer group and to other benchmarks, the expense ratios of the portfolios in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to portfolio performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of a portfolio. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Agreement was in the best interests of the portfolios and their shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.


   SBFM also acts as investment manager to numerous other open-end investment companies. CGM also advises profit-sharing and pension accounts. CGM and its affiliates may in the future act as investment managers for other accounts.


   Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund or an underlying fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.



   The fund uses the name "Smith Barney" by agreement with the manager. If the manager or its assignee ceases to serve as the manager of the fund, the fund will change its name so as to delete the words "Smith Barney."

Expenses



   In addition to amounts payable under the Advisory Agreement and the Distribution Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of directors that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The fund's prospectus contains more information about the expenses of the fund.



   For the fiscal years ended January 31, 2004, January 31, 2003 and January 31, 2002, the management fees for each portfolio were as follows:



   Portfolio                                   2004       2003       2002
   ---------                                ---------- ---------- ----------
   Global.................................. $   56,262 $   54,227 $   84,799
   High Growth.............................  1,162,748  1,177,080  1,990,196
   Growth..................................  1,203,846  1,273,233  2,174,478
   Balanced................................    750,611    778,249  1,190,556
   Conservative............................    214,604    209,706    305,354
   Income..................................     97,014     91,850    131,318


   SBFM also serves as investment adviser to each of the underlying funds in which the portfolios may invest (other than Smith Barney Small Cap Core Fund, Inc.) and is responsible for the selection and management of each of the underlying fund's investments. TIMCO, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Core Fund, Inc. TIMCO is an indirect wholly-owned subsidiary of Citigroup.


   Decisions to buy and sell shares of the underlying funds for the portfolios are made by SBFM, subject to the overall supervision and review of the Allocation Series' Board of Directors. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund or an underlying fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund or an underlying fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund or an underlying fund could purchase in the underwritings.


   Each portfolio, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of each of the underlying funds in which the portfolios may invest is set forth below as a percentage rate of the fund's average net assets:


      Underlying Fund                                     Management Fees
      ---------------                                     ---------------
      Smith Barney Aggressive Growth Fund Inc............      0.60%
      Smith Barney Appreciation Fund Inc.................      0.43%
      Smith Barney Fundamental Value Fund Inc............      0.51%
      Smith Barney Funds, Inc.:
       Large Cap Value Fund..............................      0.59%
       Smith Barney Short-Term Investment Grade Bond Fund      0.45%
      Smith Barney Income Funds:
       Smith Barney High Income Fund.....................      0.50%
       Smith Barney Dividend and Income Fund Fund........      0.45%
       SB Capital and Income Fund........................      0.55%
       SB Convertible Fund...............................      0.50%
       Smith Barney Diversified Strategic Income Fund....      0.45%

         Underlying Fund                                Management Fees
         ---------------                                ---------------
         Smith Barney Investment Funds Inc.:
          Smith Barney Hansberger Global Value Fund....      0.95%
          Smith Barney Small Cap Growth Fund...........      0.75%
          Smith Barney Small Cap Value Fund............      0.75%
          Smith Barney Government Securities Fund......      0.35%
          Smith Barney Investment Grade Bond Fund......      0.44%
         Smith Barney Investment Series
          SB Growth & Income Fund......................      0.65%
         Smith Barney Investment Trust:
          Smith Barney Large Capitalization Growth Fund      0.75%
          Smith Barney Mid Cap Core Fund...............      0.75%
         Smith Barney Managed Governments Fund Inc.....      0.45%
         Smith Barney Money Funds, Inc. Cash Portfolio.      0.39%
         Smith Barney Small Cap Core Fund, Inc.........      0.65%
         Smith Barney World Funds, Inc.:
          International All Cap Growth Portfolio.......      0.85%
          Global Government Bond Portfolio.............      0.75%


Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the fund's Code of Ethics,as well as those of its investment manager and principal underwriter, are on file with the SEC.


Distributors


   Distributors. CGM, located at 388 Greenwich Street, New York, NY 10013 and PFS Distributors Inc. ("PFS Distributors"), located at 3120 Breckinridge Boulevard, Duluth, GA 30099, serve as the fund's co-distributors pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which were approved by the fund's Board of Directors, including a majority of the Independent Directors.


   The distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, the distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described in the prospectus, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of each portfolio.

   PFS Distributors has entered into an agreement with PFS Investments giving PFS Investments the right to sell shares of each portfolio of the fund on behalf of the distributor. Each distributor's obligation is an agency or "best efforts" arrangement under which each distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. Neither distributor is obligated to sell any stated number of shares. The Distribution Agreements are renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreements provide that they will terminate if assigned, and that they may be terminated without penalty by either party on 60 days' written notice.

Commissions on Class A Shares.


   For the fiscal years ended January 31, 2002, January 31, 2003 and January 31, 2004 the aggregate dollar amounts of commissions on Class A shares are as follows:



                                             2/1/01      2/1/02     2/1/03
                                             through    through    through
   Name of Portfolio                        01/31/02*   01/31/03  01/31/04**
   -----------------                        ---------- ---------- ----------
   Global Portfolio........................ $  111,000 $  158,000    84,000
   High Growth Portfolio...................  1,738,000  2,226,000 1,415,000
   Growth Portfolio........................  1,306,000  1,757,000 1,112,000
   Balanced Portfolio......................    626,000  1,029,000   814,000
   Conservative Portfolio..................    132,000    298,000   256,000
   Income Portfolio........................     41,000    140,000

--------
* The following amounts were paid to CGM and CFBDS, Inc.: $8,000, $149,000, $174,000, $42,000, $4,000 and $3,000, by the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio, respectively and the remaining amounts were paid to PFS Investments.
** The following amounts were paid to PFS Investments: $120,776, $1,668,457,
   $1,341,937, $816,009, $241,559 and $103,963, by the Global Portfolio, High
   Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio, respectively and the remaining amounts were paid to CGM.


Commissions on Class C Shares



   For the fiscal years ended January 31, 2002, January 31, 2003 and January 31, 2004 the aggregate dollar amounts of commissions paid to CGM on Class C shares, were as follows:



                                                2/1/01    2/1/02   2/1/03
                                                through  through  through
      Name of Portfolio                        01/31/02* 01/31/03 01/31/04
      -----------------                        --------- -------- --------
      Global Portfolio........................  $     0  $ 1,000        0
      High Growth Portfolio...................   31,000   26,000   22,000
      Growth Portfolio........................   34,000   30,000   30,000
      Balanced Portfolio......................   26,000   28,000   54,000
      Conservative Portfolio..................    3,000   10,000   17,000
      Income Portfolio........................    1,000    1,000    5,000

--------
* Commissions paid to CGM and CFBDS, Inc.


   Deferred Sales Charges on Class A, B and C Shares. For each of the fiscal years ended January 31, 2002, January 31, 2003 and January 31, 2004, the following deferred sales charges were paid on redemptions of the portfolios' shares:



                                                         Class B
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Portfolio                         01/31/02    01/31/03    01/31/04*
  -----------------                        ----------- ----------- -----------
  Global Portfolio........................  $      0    $ 31,000      20,000
  High Growth Portfolio...................    90,000     495,000     384,000
  Growth Portfolio........................   164,000     503,000     377,000
  Balanced Portfolio......................    63,000     355,000     279,000
  Conservative Portfolio..................    23,000      94,000      83,000
  Income Portfolio........................     8,000      38,000      35,000

--------
* The following amounts were paid to PFS Investments: $30,675, $415,226, $418,573, $311,074, $85,867 and $30,504, by the Global Portfolio, High Growth
  Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio, respectively and the remaining amounts were paid to CGM.

                                                         Class C
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Portfolio                         01/31/02    01/31/03    01/31/04*
  -----------------                        ----------- ----------- -----------
  Global Portfolio........................   $    0      $    0      $    0
  High Growth Portfolio...................    4,000       5,000           0
  Growth Portfolio........................    4,000       6,000           0
  Balanced Portfolio......................    5,000       5,000       2,000
  Conservative Portfolio..................    2,000       1,000           0
  Income Portfolio........................    1,000       1,000           0

--------
* Deferred Sales Charges paid to CGM.

There were no deferred sales charges paid on redemptions of Class A Shares for all of the portfolios indicated above for the above-referenced fiscal years.


   Distribution Arrangements. To compensate each of CGM and PFS Investments for the service it provides and for the expenses it bears, each portfolio has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, CGM is paid a fee with respect to shares of each portfolio sold through CGM; and PFS Investments is paid a fee with respect to shares (Classes A and B) of each portfolio sold through PFS Distributors. Under the Plan, each portfolio pays CGM or PFS Investments (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the portfolio's average daily net assets attributable to the Class A, Class B and Class C shares. The service fee is primarily used to pay CGM Financial Consultants and PFS Investments Representatives for servicing shareholder accounts. In addition, each portfolio pays CGM a distribution fee with respect to Class B and Class C shares (and pays PFS Investments with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of CGM Financial Consultants, PFS Investments Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Investments associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. For the Conservative Portfolio and the Income Portfolio the Class B and Class C distribution fee is calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the portfolio's average daily net assets attributable to the shares of the respective Class. For the Global Portfolio, the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio, the Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of such portfolio's average net assets attributable to the shares of the respective Class.


   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGM or PFS Investments and the payments may exceed distribution expenses actually incurred. The fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM and PFS Investments, and amounts received under the Plan and proceeds of the deferred sales charges.

   For the fiscal years ended January 31, 2002, January 31, 2003 and January 31, 2004, the following distribution and service fees were accrued and/or paid to CGM and PFS Distributors, who in turn, paid PFS Investments:



                                                         Class A
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Portfolio                         01/31/02    01/31/03    01/31/04
  -----------------                        ----------- ----------- -----------
  Global Portfolio........................ $   43,755  $   37,724  $   39,141
  High Growth Portfolio...................    966,276     762,767     764,203
  Growth Portfolio........................    942,231     746,590     715,254
  Balanced Portfolio......................    517,482     450,181     438,961
  Conservative Portfolio..................    148,195     134,626     136,891
  Income Portfolio........................     61,983      58,080      63,774

                                                         Class B
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Portfolio                         01/31/02    01/31/03    01/31/04
  -----------------                        ----------- ----------- -----------
  Global Portfolio........................ $  127,861  $  106,166  $  108,147
  High Growth Portfolio...................  3,121,820   2,461,708   2,396,492
  Growth Portfolio........................  3,857,750   2,980,699   2,767,697
  Balanced Portfolio......................  2,081,546   1,785,247   1,667,762
  Conservative Portfolio..................    362,538     327,846     332,264
  Income Portfolio........................    161,636     150,525     151,657

                                                         Class C
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Portfolio                         01/31/02    01/31/03    01/31/04
  -----------------                        ----------- ----------- -----------
  Global Portfolio........................ $   14,025  $   14,073  $   16,597
  High Growth Portfolio...................    448,304     372,624     360,435
  Growth Portfolio........................    487,844     399,108     390,515
  Balanced Portfolio......................    332,338     305,140     329,451
  Conservative Portfolio..................     50,812      51,031      57,706
  Income Portfolio........................     21,377      18,361      19,437



   For the fiscal year ended January 31, 2004, CGM and PFS Investments incurred the following distribution expenses for the portfolios:





                                                             Marketing
                      Financial Consultant                 & Advertising Printing
                          Compensation     Branch Expenses   Expenses    Expenses   Total
-                     -------------------- --------------- ------------- -------- ---------
Global Portfolio
   A.................         24,134             43,396            --        --      67,530
   B.................         83,797             30,685         7,131     2,317     123,930
   C*................          9,990             31,661         2,138     1,191      44,980
                           ---------          ---------       -------     -----   ---------
                             117,921            105,742         9,269     3,508     236,440
                           =========          =========       =======     =====   =========
High Growth Portfolio
   A.................        472,712            829,728            --        --   1,302,440
   B.................      1,630,097            608,149       123,403     2,644   2,364,293
   C*................        182,249            176,320        21,315       789     380,673
                           ---------          ---------       -------     -----   ---------
                           2,285,058          1,614,197       144,718     3,433   4,047,406
                           =========          =========       =======     =====   =========

                                                              Marketing
                       Financial Consultant                 & Advertising Printing
                           Compensation     Branch Expenses   Expenses    Expenses   Total
-                      -------------------- --------------- ------------- -------- ---------
Growth Portfolio
   A..................        446,794            770,966            --         --  1,217,760
   B..................      1,876,289            790,150       114,837     (1,046) 2,780,230
   C*.................        197,495            225,608        20,833        848    444,784
                            ---------          ---------       -------     ------  ---------
                            2,520,578          1,786,724       135,670       (198) 4,442,774
                            =========          =========       =======     ======  =========
Balanced Portfolio
   A..................        275,428            474,135            --         --    749,563
   B..................      1,153,875            464,547        81,882     (1,853) 1,698,451
   C*.................        175,979            179,069        26,441      1,308    382,797
                            ---------          ---------       -------     ------  ---------
                            1,605,282          1,117,751       108,323       (545) 2,830,811
                            =========          =========       =======     ======  =========
Conservative Portfolio
   A..................         86,669            148,540            --         --    235,209
   B..................        317,353            123,454        32,999      2,863    476,669
   C*.................         34,936             76,779         9,506      1,017    122,238
                            ---------          ---------       -------     ------  ---------
                              438,958            348,773        42,505      3,880    834,116
                            =========          =========       =======     ======  =========
Income Portfolio
   A..................         39,450             67,738            --         --    107,188
   B..................        132,143             69,809        17,831      3,076    222,859
   C*.................         15,734             56,576         5,561      1,106     78,977
                            ---------          ---------       -------     ------  ---------
                              187,327            194,123        23,392      4,182    409,024
                            =========          =========       =======     ======  =========

--------

*  Effective as of April 29, 2004, Class L shares were renamed Class C shares.


   Each of PFS Distributors and CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM and PFS Investments are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from Allocation Series under the Plans.

   From time to time, PFS Investments or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Investments may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each portfolio.


   Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the Allocation Series' Board of Directors, including a majority of the Independent Directors. Each Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of a Plan also must be approved by the Directors and Independent Directors in the manner described above. Each Plan may be terminated with respect to a Class of a portfolio at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to each Plan, CGM and PFS Investments will provide the Allocation Series' Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


   General. Actual distribution expenses for Class B shares of each portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carry forward amounts at a rate comparable to that paid by CGM for bank borrowings. The Allocation Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including amounts received under the Plan and proceeds of the deferred sales charge.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


   Portfolio history. The Allocation Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Allocation Series commenced operations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Allocation Series commenced operations on February 5, 1997. On February 24, 1997, the Allocation Series changed its name to Smith Barney Concert Allocation Series Inc. and changed its name to Smith Barney Allocation Series Inc. on September 11, 2000. The Allocation Series has authorized capital of 6,100,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of nine series of shares, each representing shares in one of nine separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C and Class Y shares of a portfolio represent interests in the assets of that portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Allocation Series' Rule 12b-1 distribution plan that pertain to a particular Class.


   Custodian. Portfolio securities and cash owned by the Allocation Series are held in the custody of State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110.


   Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Allocation Series for its fiscal year ending January 31, 2005 to examine and report on the Allocation Series' financial statements and financial highlights.



   Transfer Agent. Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the Transfer Agent receives fees from the fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses. During the fiscal year ended January 31, 2004, the Global, High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $194,249, $2,797,069, $1,962,877, $744,787, $179,567 and $72,531, respectively.



   Sub-Transfer Agent. PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as one of the fund's sub-transfer agents. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.


   The fund has also engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFS Investment Accounts. This sub-transfer agent is located at P.O. Box 9662, Providence, RI 02940-9662.

   Minimum Account Size. The Allocation Series reserves the right to involuntarily liquidate any shareholder's account in a portfolio if the aggregate net asset value of the shares held in that portfolio account is less than $500. (If a shareholder has more than one account in a portfolio, each account must satisfy the minimum account size.) The Allocation Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Allocation Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Voting. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Allocation Series. At such a shareholder meeting called for the purpose, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Allocation Series have declared that the director be removed. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   On matters submitted for consideration by shareholders of any underlying fund, a portfolio will vote its shares in proportion to the vote of all other holders of shares of that underlying fund or, in certain limited instances, the portfolio will vote its shares in the manner indicated by a vote of holders of shares of the portfolio.

   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio or Class) are represented at the meeting in person or by proxy. A portfolio or Class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or Class in the matter are identical or that the matter does not affect any interest of the portfolio or Class. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Allocation Series shares voting without regard to portfolio.

   In the event of the liquidation or dissolution of the Allocation Series, shareholders of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.


Proxy Voting Guidelines & Procedures



   Although individual Directors may not agree with particular policies or votes by the manager, the board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix B is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of a portfolio's shareholders, on the one hand, and those of the manager or any affiliated person of the portfolio or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the applicable portfolio's investment objectives.

   Effective August 31, 2004, information on how each Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available without charge, upon request, by calling 1-800-451-2010, and on the SEC's website at http://www.sec.gov.




                             FINANCIAL STATEMENTS


   The Allocation Series' Annual Report for the fiscal year ended January 31, 2004 is incorporated herein by reference in its entirety. It was filed with the Securities and Exchange Commission on April 5, 2004 (Accession Number 0001193125-04-056824). A copy of the report is furnished with this SAI.


                               OTHER INFORMATION

   Styles of Fund Management: Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                    APPENDIX A--RATINGS OF DEBT OBLIGATIONS


                            BOND (AND NOTE) RATINGS

Moody's Investors Services, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor's Division of McGraw-Hill Companies, Inc. ("S&P")

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

               APPENDIX B-- PROXY VOTING POLICIES AND PROCEDURES

   The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                     PART C

   Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C of this Registration Statement.

                                OTHER INFORMATION

Item 23.  Exhibits

   (a)(1) Articles of Incorporation of the Registrant is incorporated by reference to Registrant's Registration Statement Pre-Effective Amendment No. 1 on Form N-1A as filed on January 23, 1996 (the "Registration Statement").

   (a)(2) Articles Supplementary to the Articles of Incorporation of the Registrant dated October 28, 1996 is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed on October 31, 1996 ("Post-Effective Amendment No. 4").

   (a)(3) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 2, 1998 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed on June 1, 1999 ("Post-Effective Amendment No. 16").

   (a)(4) Articles of Amendment to the Articles of Incorporation of the Registrant dated June 4, 1998 is incorporated by reference to Post-Effective Amendment No. 16.

   (a)(5) Articles of Amendment to the Articles of Incorporation of the Registrant dated September 13, 2000 is incorporated by reference to Post-Effective Amendment No. 18 to The Registration Statement as filed on April 24, 2001 ("Post-Efffective Amendment No. 18").

   (a)(6) Articles of Amendment to the Articles of Incorporation of the Registrant dated February 15, 2001 is incorporated by reference to Post-Effective Amendment No. 18.

   (a)(7) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 9, 2001 is incorporated by reference to Post-Effective Amendment No. 18.

   (a)(8) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 24, 2001 is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed on May 30, 2001 ("Post-Effective Amendment No. 19").

   (a)(9) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 24.

   (b)(1) Restated By-Laws of the Registrant is incorporated by reference to the Registration Statement.

   (b)(2) Form of Amended and Restated By-Laws is incorporated by reference to the Registration Statement.

   (c)(1) Registrant's form of stock certificates for Class A, B, C and Y shares of the High Growth Portfolio is incorporated by reference the Registration Statement.

   (c)(2) Registrant's form of stock certificates for Class A, B, C and Y shares of the Growth Portfolio is incorporated by reference to the Registration Statement.

   (c)(3) Registrant's form of stock certificates for Class A, B, C and Y shares of the Balanced Portfolio is incorporated by reference to the Registration Statement.

   (c)(4) Registrant's form of stock certificates for Class A, B, C and Y shares of the Conservative Portfolio is incorporated by reference to the Registration Statement.

   (c)(5) Registrant's form of stock certificates for Class A, B, C and Y shares of the Income Portfolios incorporated by reference to the Registration Statement.

   (c)(6) Registrant's form of stock certificate for shares of the Smith Barney Concert Series--Select High Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement as filed August 13, 1996 ("Post-Effective Amendment No. 3").

   (c)(7) Registrant's form of stock certificate for shares of the Smith Barney Concert Series--Select Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

   (c)(8) Registrant's form of stock certificate for shares of the Smith Barney Concert Series--Select Balanced Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

   (c)(9) Registrant's form of stock certificate for shares of the Smith Barney Concert Series--Select Conservative Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

   (c)(10) Registrant's form of stock certificate for shares of the Smith Barney Concert Series--Select Income Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

   (c)(11) Registrant's form of stock certificate for Class Z shares of the High Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

   (c)(12) Registrant's form of stock certificate for Class Z shares of the Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

   (c)(13) Registrant's form of stock certificate for Class Z shares of the Balanced Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

   (c)(14) Registrant's form of stock certificate for Class Z shares of the Conservative Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

   (c)(15) Registrant's form of stock certificate for Class Z shares of the Income Portfolio is incorporated by reference to Post-Effective Amendment No. 5.

   (c)(16) Registrant's form of stock certificate for Class A, B, C and Y shares of the Global Portfolio will be filed by amendment.


   (d)(1) Asset Allocation and Administration Agreements between the
Registrant and Smith Barney Fund Management LLC are incorporated by reference to Post-Effective Amendment No. 21 for each of the following:


      (i) High Growth Portfolio

      (ii) Growth Portfolio

      (iii) Balanced Portfolio

      (iv) Conservative Portfolio

      (v) Income Portfolio

      (vi) Global Portfolio

   (d)(2) Form of Asset Allocation and Administration Agreement between the Registrant and Travelers Investment Adviser, Inc. is incorporated by reference to Post-Effective Amendment No. 4 for each of the following:

      (i) Select High Growth Portfolio

      (ii) Select Growth Portfolio

      (iii) Select Balanced Portfolio

      (iv) Select Conservative Portfolio

      (v) Select Income Portfolio

   (e)(1) Form of the Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Registration Statement.

   (e)(2) Form of the Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to the Registration Statement.

   (e)(3) Form of Participation Agreement between the Registrant and Travelers Fund BD for Variable Annuities and Travelers Fund BD II for Variable Annuities is incorporated by reference to Post-Effective Amendment No. 4.

   (e)(4) Form of Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

   (e)(5) Form of Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 16.

   (e)(6) Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 23.

   (f) Inapplicable.

   (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, a Massachusetts trust company is incorporated by reference to Post-Effective Amendment No. 21.

   (h)(1) Form of Transfer Agency and Service Agreement between the Registrant and The Shareholder Services Group, Inc. is incorporated by reference to the Registration Statement.

   (h)(2) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services is incorporated by reference to the Registration Statement.

   (i) Opinion and Consent of Willkie Farr & Gallagher as to legality of the series of shares being registered is incorporated by reference to the Registration Statement and Post-Effective Amendment No. 4.

   (j)(1) Consent of Independent Public Accountants is filed herein.

   (j)(2) Power of Attorney dated March 18, 2004 is filed herein.

   (j)(3) Power of Attorney dated May 5, 2004 is filed herein.

   (k) Inapplicable.

   (l) Form of Purchase Agreement between the Registrant and the Purchaser of the initial shares is incorporated by reference to the Registration Statement.

   (m)(1) Form of Service and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to the Registration Statement.

   (m)(2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 16.

   (n) Not Applicable

   (o)(1) Form of Multiple Class Plan pursuant to Rule 18f-3(d) of the Investment Company Act of 1940 is incorporated by reference to the Registration Statement.

   (o)(2) Form of Amended Multiple Class Plan pursuant to Rule 18f-3(d) of the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 16.

   (p) Code of Ethics--North America is incorporated by reference to Post-Effective Amendment No. 17 filed on May 26, 2000.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

   None.

Item 25.  Indemnification.

   The response to this item is incorporated by reference to the Registrant Statement filed with the SEC on January 23, 1996.

Item 26.  Business or Other Connections of Investment Advisers.

   (a) Investment Adviser-Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM")

   SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. SBFM is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "1940 Act").

   The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 Act (the "Advisers Act") (SEC File No. 801-8314).

   (b) Travelers Investment Adviser, Inc. ("TIA") was incorporated in June 1996 under the laws of the State of Delaware. TIA is a wholly owned subsidiary of The Plaza Corporation which, in turn, is an indirect wholly owned subsidiary of Citigroup. TIA is registered as an investment adviser under the Advisers Act.

   The list required by this Item 26 of officers and directors of TIA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by TIA pursuant to the Advisers Act (SEC File No. 801-52365).

Item 27. Principal Underwriters

   a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

   CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund, Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

   (b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

   (c) Not applicable.

    PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

     (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

     The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

     (c) Not applicable.

Item 28. Location of Accounts and Records

     Smith Barney Allocation Series Inc.
     125 Broad Street
     New York, New York 10004

     Travelers Investment Adviser, Inc.
     399 Park Avenue
     New York, New York 10022
     and
     300 First Stamford Place, 4th Floor
     Stamford, CT 06902

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York  10013

     PFS Distributors Inc.
     3120 Breckinridge Blvd.
     Duluth, GA 30099-0062

     Citicorp Trust Bank, fsb
     125 Broad Street
     New York, New York 10004

     PFPC Inc.
     P. O. Box 9699
     Providence, RI 02940-9699

     Primerica Shareholder Services
     P.O. Box 9662
     Providence, RI 02940-9662

Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

     Not Applicable.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 27th day of May 2004.

                                           By:    /s/  R. JAY GERKEN
                                               -----------------------------
                                                     R. Jay Gerken
                                          Chairman of the Board of Directors


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                         Title                 Date
         ----------                         -----                 ----


   /s/  R. JAY GERKEN           President, and Chief Executive   5/27/04
-----------------------------     Officer
       (R. Jay Gerken)

   /s/  R. JAY GERKEN           Director; Chairman of the        5/27/04
-----------------------------     Board
        R. Jay Gerken

  /s/  ANDREW B. SHOUP          Chief Financial and              5/27/04
----------------------------      Accounting Officer
       Andrew B. Shoup

    /s/  H. JOHN ELLIS*         Director                         5/27/04
-----------------------------
         H. John Ellis

  /s/  STEPHEN E. KAUFMAN**     Director                         5/27/04
-----------------------------
       Stephen E. Kaufman

   /s/  ARMON E. KAMESAR*       Director                         5/27/04
-----------------------------
        Armon E. Kamesar

    /s/  JOHN J. MURPHY*        Director                         5/27/04
-----------------------------
         John J. Murphy

--------
* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated March 18, 2004.

          /s/  R. JAY GERKEN
------------------------------------------
               R. Jay Gerken


** Signed by R. Jay Gerken, his duly authorized attorney-in-fact, pursuant to power of attorney dated May 5, 2004.


          /s/  R. JAY GERKEN
------------------------------------------
               R. Jay Gerken

EXHIBIT INDEX

Exhibit No.     Exhibit


(j)(1)          Consent of KPMG LLP
(j)(2)          Power of Attorney dated March 18, 2004
(j)(3)          Power of Attorney dated May 5, 2004